EXHIBIT NO. 1.1
COMPANY NO. 4626078




                          THE COMPANIES ACT 1985 & 1989



                             PUBLIC COMPANY LIMITED

                                    BY SHARES




                        --------------------------------


                                   MEMORANDUM
                                      and
                            ARTICLES OF ASSOCIATION

                                       OF

                                   HANSON PLC


                        --------------------------------


                       (Revised to include all amendments
                              to April 20, 2005.)

CO NUMBER: 4626078

                        THE COMPANIES ACTS 1985 AND 1989

                        PUBLIC COMPANY LIMITED BY SHARES

                            MEMORANDUM OF ASSOCIATION

                                       OF

                                   HANSON PLC

(As altered by Special Resolutions passed on 16 June 2003, 30 July 2003 and 17 September 2003 and by Order of the High Court of Justice dated 21 October 2003.)

1.       The name of the Company is HANSON PLC.(1)

2.       The Company is to be a public company.(1)

3. The registered office of the Company will be situate in England and Wales.

4.       The objects for which the Company is established are:-(2)

(A) To co-ordinate the finances, administration and activities of any company that is or may hereafter be a subsidiary of or associated with the Company.

(B)      To carry on business as a general commercial company.

(C) To invest the capital and other moneys of the Company in the purchase, or to lend the same upon the security of shares, stocks, debentures, debenture stocks, bonds, mortgages, obligations and securities of any kind, issued or guaranteed by any company, corporation or undertaking of whatever nature, constituted or carrying on business in the United Kingdom of Great Britain and Northern Ireland or in any colony or dependency or possession thereof, or in any British Dominion, or in the United States of America, or in any other foreign country or state, and of debentures, debenture stocks, bonds, obligations and other securities issued or guaranteed by any government, sovereign, ruler, commissioners, public body or authority, supreme, municipal, local or otherwise, whether at home or abroad and generally to undertake and carry on the business of a trust investment company.

(D) To acquire any such shares, stocks and other before-mentioned securities by subscription, syndicate participation, tender, purchase, exchange or otherwise, and to subscribe for the same, either conditionally or otherwise, and to guarantee the subscription thereof, and to exercise and enforce all rights and powers conferred by or incident to the ownership thereof. To facilitate and encourage the creation, issue or conversion of and to give any guarantee in relation to the repayment of or the payment of any interest or dividends on, debentures, debenture stocks, bonds, obligations, shares, stocks and other securities, and to act as trustee in connection with any such securities, and to take part in the conversion of business concerns and undertakings into public or private companies.

--------------------

(1) The Company was incorporated as Broadcast Sales Limited on 31 December 2002. It changed its name to Hanson Building Materials Limited on 4 June 2003, was re-registered as Hanson Building Materials PLC on 10 July 2003 and changed its name to Hanson PLC on 14 October 2003.

(2) By a special resolution passed on 30 July 2003 the memorandum of association was amended, with effect from 14 October 2003, by the deletion of the original clause 4 and the substitution thereof with the existing clause 4.

                                       I

(E) To carry on any other business (whether manufacturing or otherwise) which may seem to the Company capable of being conveniently carried on in connection with the above objects, or calculated directly or indirectly to enhance the value of or render more profitable any of the Company's property.

(F) To purchase or by any other means acquire any freehold, leasehold or other property for any estate or interest whatever, and in any rights, privileges, or easements over or in respect of any property, and any buildings, offices, factories, mills, works, wharves, roads, railways, tramways, machinery, engines, rolling stock, vehicles, plant, live and dead stock, barges, vessels, or things, and any real or personal property or rights whatsoever which may be necessary for, or may be conveniently used with, or may enhance the value of any other property of the Company.

(G) To acquire and undertake the whole or any part of the business, goodwill and assets of any person, firm or company carrying on or proposing to carry on any of the businesses which this Company is authorised to carry on, and as part of the consideration for such acquisition to undertake all or any of the liabilities of such persons, firm or company, or to acquire an interest in, amalgamate with, or enter into partnership or into any arrangement for sharing profits, or for co-operation or for limiting competition, or for mutual assistance with any such person, firm or company, and to give or accept, by way of consideration for any of the acts or things aforesaid, or property acquired, any shares, debentures, debenture stock, or securities that may be agreed upon, and to hold and retain, or sell, mortgage, arid deal with any shares, debentures, debenture stock, or securities so received.

(H) To improve, manage, cultivate, develop, exchange, let on lease or otherwise, mortgage, charge, sell, dispose of, turn to account, grant rights and privileges in respect of, or otherwise deal with all or any part of the property and rights of the Company.

(I) To invest and deal with the moneys of the Company not immediately required in such shares or upon such securities and in such manner as may from time to time be determined.

(J) To lend and advance money or give credit to such persons, firms, or companies and on such terms as may seem expedient, and in particular to customers of and others having dealings, with the Company, and to give guarantees or become security for any such persons, firms or companies.

(K) To borrow or raise money in such manner as the Company shall think fit, and in particular by the issue of debentures or debenture stock (perpetual or otherwise), and to secure the repayment of any money borrowed, raised, or owing, by mortgage, charge, or lien upon the whole or any part of the Company's property or assets (whether present or future), including its uncalled capital, and also by a similar mortgage, charge, or lien to secure and guarantee the performance by the Company of any obligation or liability it may undertake.

(L) To draw, make, accept, endorse, discount, execute, and issue promissory notes, bills of exchange, bills of lading, warrants, debentures, and other negotiable or transferable instruments.

(M) To apply for, promote, and obtain any Act of Parliament, Provisional Order, or Licence of the Board of Trade or other authority for enabling the Company to carry any of its objects into effect, or for effecting any modification of the Company's constitution, or for any other purpose which may seem expedient, and to oppose any proceedings or applications which may seem calculated directly or indirectly to prejudice the Company's interests.

                                       II

(N) To enter into any arrangements with any governments or authorities (supreme, municipal, local or otherwise), or any companies, firms or persons that may seem conducive to the attainment of the Company's objects or any of them, and to obtain from any such government, authority, company, firm, or person, any charters, contracts, decrees, rights, privileges, and concessions which the Company may think desirable, and to carry out, exercise, and comply with any such charters, contracts, decrees, rights, privileges and concessions.

(O) To subscribe for, take, purchase, or otherwise acquire and hold shares or other interests in or securities of any other company having objects altogether or in part similar to those of this Company or carrying on any business capable of being carried on so as directly or indirectly to benefit this Company.

(P) To act as agents or brokers and as trustees for any person, firm, or company, and to undertake and perform sub-contracts, and also to act in any of the businesses of the Company through or by means of agents, brokers, sub-contractors, or others.

(Q) To remunerate any person, firm or company rendering services to this Company, either by cash payment or by the allotment to him or them of shares or securities of the Company credited as paid up in full or in part or otherwise as may be thought expedient.

(R) To pay all or any expenses incurred in connection with the promotion, formation, and incorporation of the Company, or to contract with any person, firm or company to pay the same and to pay commissions to brokers and others for underwriting, placing, selling, or guaranteeing the subscription of any shares, debentures, debenture stock, or securities of the Company.

(S) To support and subscribe to any charitable or public object, and any institution, society, or club which may be for the benefit of the Company or its employees, or may be connected with any town or place where the Company carries on business, to give or award pensions, annuities, gratuities, and superannuation or other allowances or benefits or charitable aid to any persons who are or have been Directors of, or who are or have been employed by, or who are serving or have served the Company, and to the wives, widows, children and other relatives and dependants of such persons; to make payments towards insurance; and to set up, establish, support and maintain superannuation and other funds or schemes (whether contributory or non-contributory) for the benefit of any of such persons and of their wives, widows, children, and other relatives and dependants.

(T) To support and subscribe to any body of persons or trust established for the advancement of education or carrying on any educational establishment and for that purpose to enter into any deed or agreement with any such body or trust.

(U) To promote any other company for the purpose of acquiring the whole or any part of the business or property and undertaking any of the liabilities of the Company, or of undertaking any business or operations which may appear likely to assist or benefit the Company or to enhance the value of any property or business of the Company, and to place or guarantee the placing of, underwrite, subscribe for, or otherwise acquire all or any part of the shares or securities of any such company as aforesaid.

(V) To sell or otherwise dispose of the whole or any part of the business or property of the Company, either together or in portions, for such consideration as the Company may think fit, and in particular for shares, debentures, or securities of any company purchasing the same.

(W) To distribute among the Members of the Company in kind any property of the Company, and in particular any shares, debentures, or securities of other companies belonging to the Company or of which the Company may have the power of disposing.

                                       III

(X) To procure the Company to be registered or recognised in any dominion or dependency and in any foreign country or place.

(Y) To establish maintain and administer facilities enabling the Members of the Company or any category of the Members or others to invest or deal in shares or other securities of the Company and (subject to the Companies Acts and other applicable legislation in force from time to time) to pay any costs or incidental expenses involved therein.

(Z) To do all such things as may be deemed incidental or conducive to the attainment of the above objects or any of them.

It is hereby expressly declared that each Sub-Clause of this Clause shall be construed independently of the other Sub-Clauses hereof, and that none of the objects mentioned in any Sub-Clause shall be deemed to be merely subsidiary to the objects mentioned in any other Sub-Clause.

5. The Share Capital of the Company is (L)1,000 divided into 1,000 shares of (L)1 each with power to increase or to divide the shares in the capital for the time being, into different classes having such rights, privileges and advantages as to voting and otherwise as the Articles of Association may from time to time prescribe.(3)

6. The subscriber to this Memorandum of Association, wishes to be formed into a Company pursuant to this Memorandum; and agrees to take the number of Shares shown opposite the subscriber's name.



--------------------

(3) On 16 June 2003 the authorised share capital was increased to (L)50,999 by the creation of 49,999 ordinary shares of (L)1 each and these shares were re-designated redeemable preference shares of (L)1 each.

On 30 July 2003: a) the authorised share capital was increased to
(L)3,000,049,999 by the creation of an additional 2,999,999,000 ordinary shares of (L)1 each; and b) the 3,000,000,000 ordinary shares were consolidated into 1,000,000,000 ordinary shares of (L)3 each.

On 14 October 2003 the authorised share capital was reduced to (L)3,000,000,000 divided into 1,000,000,000 ordinary shares of (L)3 each on cancellation of the 49,999 redeemable preference shares.

On 21 October 2003 the authorised share capital was reduced to (L)100,000,000, the nominal value of the 3,000,000,000 ordinary shares being reduced from
(L)3.00 each to 10 pence each (pursuant to an Order of the Court).

                                       IV

                                TABLE OF CONTENTS

                                                                                                   PAGE
PRELIMINARY..........................................................................................2

1          DEFINITIONS...............................................................................2

2          EXCLUSION OF TABLE A......................................................................5

CAPITAL..............................................................................................5

3          CAPITAL...................................................................................5

4          ALLOTMENT.................................................................................5

5          SHARE WARRANTS TO BEARER..................................................................7

6          COMMISSIONS AND BROKERAGE.................................................................7

7          TRUSTS NOT RECOGNISED.....................................................................7

8          PURCHASE OF OWN SHARES....................................................................8

VARIATION OF CLASS RIGHTS............................................................................8

9          SANCTION..................................................................................8

10         CLASS MEETINGS............................................................................9

ALTERATION OF SHARE CAPITAL..........................................................................9

11         INCREASE, CONSOLIDATION, SUB-DIVISION AND CANCELLATION....................................9

12         FRACTIONS................................................................................10

13         REDUCTION OF SHARE CAPITAL...............................................................11

CERTIFICATED SHARES.................................................................................11

14         RIGHT TO CERTIFICATES....................................................................11

15         REPLACEMENT CERTIFICATES.................................................................11

UNCERTIFICATED SHARES...............................................................................12

16         UNCERTIFICATED SHARES....................................................................12

LIEN ON SHARES......................................................................................14

17         COMPANY'S LIEN ON SHARES NOT FULLY PAID..................................................14

18         ENFORCEMENT OF LIEN BY SALE..............................................................14

19         APPLICATION OF SALE PROCEEDS.............................................................14

CALLS...............................................................................................15

20         CALLS....................................................................................15

21         LIABILITY OF JOINT HOLDERS...............................................................15


                                       i

22         INTEREST.................................................................................15

23         DIFFERENTIATION..........................................................................15

24         PAYMENT IN ADVANCE OF CALLS..............................................................16

25         RESTRICTIONS IF CALLS UNPAID.............................................................16

26         SUMS DUE ON ALLOTMENT TREATED AS CALLS...................................................16

FORFEITURE

27         FORFEITURE AFTER NOTICE OF UNPAID CALL...................................................16

28         NOTICE AFTER FORFEITURE..................................................................17

29         CONSEQUENCES OF FORFEITURE...............................................................17

30         DISPOSAL OF FORFEITED SHARE..............................................................17

31         PROOF OF FORFEITURE......................................................................18

UNTRACED MEMBERS

32         SALE OF SHARES...........................................................................18

33         APPLICATION OF SALE PROCEEDS.............................................................19

TRANSFER OF SHARES

34         FORM OF TRANSFER.........................................................................19

35         REGISTRATION OF A CERTIFICATED SHARE TRANSFER............................................20

36         REGISTRATION OF AN UNCERTIFICATED SHARE TRANSFER.........................................21

37         RENUNCIATION OF ALLOTMENTS...............................................................21

38         NO FEE ON REGISTRATION...................................................................21

39         CLOSING OF REGISTER OF MEMBERS...........................................................21

TRANSMISSION OF SHARES

40         ON DEATH.................................................................................21

41         ELECTION OF PERSON ENTITLED BY TRANSMISSION..............................................21

42         RIGHTS ON TRANSMISSION...................................................................22

FAILURE TO DISCLOSE INTERESTS IN SHARES

43         FAILURE TO DISCLOSE INTERESTS IN SHARES..................................................22

GENERAL MEETINGS

44         ANNUAL AND EXTRAORDINARY GENERAL MEETINGS................................................25


                                       ii

45         CONVENING OF EXTRAORDINARY GENERAL MEETINGS..............................................25

46         NOTICE OF GENERAL MEETINGS...............................................................25

47         QUORUM FOR GENERAL MEETING...............................................................26

48         PROCEDURE IF QUORUM NOT PRESENT..........................................................26

49         CHAIRMAN OF GENERAL MEETING..............................................................27

50         RIGHTS OF DIRECTORS AND OTHERS TO ATTEND MEETINGS........................................27

51         ACCOMMODATION OF MEMBERS AT MEETING......................................................27

52         SECURITY.................................................................................27

53         POWER TO ADJOURN.........................................................................27

54         NOTICE OF ADJOURNED MEETING..............................................................28

55         BUSINESS OF ADJOURNED MEETING............................................................28

VOTING..............................................................................................28

56         VOTING AT A GENERAL MEETING..............................................................28

57         POLL PROCEDURE...........................................................................29

58         VOTES OF MEMBERS.........................................................................29

59         CHAIRMAN'S CASTING VOTE..................................................................30

60         VOTING RESTRICTIONS ON AN OUTSTANDING CALL...............................................30

61         PROXY INSTRUMENT.........................................................................30

62         TERMINATION OF PROXY OR CORPORATE AUTHORITY..............................................33

63         CORPORATE REPRESENTATIVES................................................................33

64         AMENDMENT TO RESOLUTIONS.................................................................33

65         OBJECTION TO ERROR IN VOTING.............................................................34

APPOINTMENT, RETIREMENT AND REMOVAL OF DIRECTORS....................................................34

66         NUMBER OF DIRECTORS......................................................................34

67         NO SHARE QUALIFICATION...................................................................34

68         COMPANY'S POWER TO APPOINT DIRECTORS.....................................................34

69         BOARD'S POWER TO APPOINT DIRECTORS.......................................................34

70         APPOINTMENT OF EXECUTIVE DIRECTORS.......................................................34

71         ELIGIBILITY OF NEW DIRECTORS.............................................................35


                                      iii

72         ROTATIONAL RETIREMENT AT ANNUAL GENERAL MEETING..........................................35

73         POSITION OF RETIRING DIRECTOR............................................................36

74         NO AGE LIMIT.............................................................................36

75         REMOVAL BY ORDINARY RESOLUTION...........................................................36

76         VACATION OF DIRECTOR'S OFFICE............................................................37

ALTERNATE DIRECTORS.................................................................................37

77         APPOINTMENT..............................................................................37

78         RESPONSIBILITY...........................................................................38

79         PARTICIPATION AT BOARD MEETINGS..........................................................38

80         INTERESTS................................................................................38

81         TERMINATION OF APPOINTMENT...............................................................38

BOARD POWERS........................................................................................39

82         BOARD POWERS.............................................................................39

83         DIRECTORS BELOW THE MINIMUM NUMBER.......................................................39

84         DELEGATION TO EXECUTIVE DIRECTORS........................................................39

85         DELEGATION TO COMMITTEES.................................................................39

86         LOCAL MANAGEMENT.........................................................................40

87         DELEGATION TO AGENTS.....................................................................40

88         EXERCISE OF VOTING POWER.................................................................40

89         PROVISION FOR EMPLOYEES..................................................................41

90         OVERSEAS REGISTERS.......................................................................41

91         ASSOCIATE DIRECTORS......................................................................41

92         POWERS OF BORROWING AND MORTGAGING.......................................................41

DIRECTORS' REMUNERATION, EXPENSES AND BENEFITS......................................................46

93         FEES.....................................................................................46

94         EXPENSES.................................................................................46

95         REMUNERATION OF EXECUTIVE DIRECTORS......................................................46

96         SPECIAL REMUNERATION.....................................................................46

97         PENSIONS AND OTHER BENEFITS..............................................................47


                                       iv

DIRECTORS' PROCEEDINGS..............................................................................47

98         BOARD MEETINGS...........................................................................47

99         NOTICE OF BOARD MEETINGS.................................................................47

100        QUORUM...................................................................................47

101        TELEPHONE PARTICIPATION..................................................................48

102        BOARD CHAIRMAN...........................................................................48

103        VOTING...................................................................................48

104        WRITTEN RESOLUTIONS......................................................................48

105        COMMITTEE PROCEEDINGS....................................................................49

106        MINUTES..................................................................................49

107        VALIDITY OF PROCEEDINGS..................................................................49

INTERESTS OF DIRECTORS..............................................................................49

108        PERMITTED INTERESTS......................................................................49

109        DISCLOSURE OF INTERESTS TO BOARD.........................................................50

110        INTERESTED DIRECTOR NOT TO VOTE OR COUNT FOR QUORUM......................................50

111        DIRECTOR'S INTEREST IN OWN APPOINTMENT...................................................51

112        CONCLUSIVE RULINGS ON DIRECTORS' INTERESTS...............................................51

113        CONNECTED PERSONS........................................................................52

114        SUSPENSION OR RELAXATION OF PROVISIONS CONCERNING DIRECTORS' INTERESTS...................52

SECRETARY...........................................................................................52

115        SECRETARY................................................................................52

SEALS AND DOCUMENT AUTHENTICATION...................................................................52

116        APPLICATION OF SEAL......................................................................52

117        OFFICIAL SEAL FOR USE ABROAD.............................................................53

118        DIRECTORS OR SECRETARY TO AUTHENTICATE OR CERTIFY........................................53

DIVIDENDS AND OTHER PAYMENTS........................................................................53

119        DECLARATION..............................................................................53

120        INTERIM DIVIDENDS........................................................................53


                                       v

121        ENTITLEMENT TO DIVIDENDS.................................................................54

122        PAYMENT METHODS..........................................................................54

123        DEDUCTIONS...............................................................................55

124        INTEREST.................................................................................55

125        UNCLAIMED DIVIDENDS......................................................................55

126        UNCASHED DIVIDENDS.......................................................................56

127        DIVIDENDS IN KIND........................................................................56

128        SCRIP DIVIDENDS..........................................................................56

129        RESERVES.................................................................................58

130        CAPITALISATION OF PROFITS AND RESERVES...................................................58

RECORD DATES........................................................................................59

131        BOARD TO FIX DATE........................................................................59

ACCOUNTS............................................................................................60

132        ACCESS TO ACCOUNTING RECORDS.............................................................60

133        DISTRIBUTION OF ANNUAL ACCOUNTS..........................................................60

NOTICES.............................................................................................60

134        FORMS OF NOTICES.........................................................................60

135        SERVICE ON MEMBERS.......................................................................61

136        NOTICES BY ADVERTISEMENT.................................................................62

137        EVIDENCE OF GIVING NOTICE................................................................62

138        NOTICE BINDING ON TRANSFEREES............................................................63

139        NOTICE TO PERSONS ENTITLED BY TRANSMISSION...............................................63

DOCUMENT DESTRUCTION................................................................................63

140        DOCUMENT DESTRUCTION.....................................................................63

ELECTRONIC COMMUNICATION............................................................................64

141        ELECTRONIC COMMUNICATION.................................................................64

WINDING UP..........................................................................................65

142        DIVISION OF ASSETS.......................................................................65

INDEMNITY...........................................................................................66

                                       vi

143        RIGHT TO INDEMNITY.......................................................................66

144        POWER TO INSURE..........................................................................66



COMPANY NUMBER:   4626078

                             THE COMPANIES ACT 1985

                        PUBLIC COMPANY LIMITED BY SHARES

                             ARTICLES OF ASSOCIATION

                                       of

                                   HANSON PLC

     Adopted on October 14, 2003, pursuant to a Special Resolution passed on
             July 30, 2003, and revised to include all amendments to
                                 April 20, 2005



                                   PRELIMINARY

1          DEFINITIONS

1.1 In these Articles (unless the context requires otherwise) the following words have the following meanings:

"ACT" means the Companies Act 1985;

"ARTICLES" means these articles of association as altered from time to time, and the expression "THIS ARTICLE" shall be construed accordingly;

"AUDITED BALANCE SHEET" means the latest audited balance sheet of the Company unless as at the date of such balance sheet there shall have been made up as at such date and audited a consolidated balance sheet of the Company and its subsidiary undertakings (within the meaning of section 258 of the Act) (with such exceptions as may be permitted in the case of a consolidated balance sheet prepared for the purposes of the Statutes) and in the latter event "THE AUDITED BALANCE SHEET" means the audited consolidated balance of the Company and such subsidiary undertakings and references to reserves and profit and loss account shall be deemed to be references to consolidated reserves and consolidated profit and loss account respectively and there shall be excluded any amounts attributable to outside interests in subsidiary undertakings;

"AUDITORS" means the auditors of the Company for the time being, or in the case of joint auditors, any one of them;

"BOARD" means the board of Directors or the Directors present or deemed to be present at a duly convened meeting at which a quorum is present;

"BUSINESS DAY" means a day other than a Saturday or Sunday on which banks are normally open for business in London;

"CERTIFICATED" means in relation to a share, a share which is recorded in the Register of Members as being held in certificated form;

"CLEAR DAYS" means in relation to the period of a notice, that period excluding the day when the notice is given or deemed given and the day for which it is given or on which it is to take effect;

"COMMUNICATION" means the same as in the Electronic Communications Act 2000 (unless the context requires otherwise);

"COMPANY" means Hanson PLC, registered in England with number 4626078;

"DIRECTOR" means a director of the Company;

"ELECTRONIC COMMUNICATION" means the same as in the Electronic Communications Act 2000;

"EXECUTION" means any mode of execution, save for execution by way of electronic communication (and "executed" shall be construed accordingly);

"GROUP" means the group comprising the Company and its subsidiary undertakings (not including any parent undertaking of the Company);

"HOLDER" means in relation to a share, the member whose name is entered in the Register of Members as the holder of that share;

"LISTING RULES" means the listing rules of the UKLA under Part VI of the Financial Services and Markets Act 2000;

"LONDON STOCK EXCHANGE" means the London Stock Exchange plc;

"MEMBER" means a member of the Company or, if the context so requires, a member of the Board or of any committee;

"OFFICIAL LIST" means the Official List of the UKLA;

"OPERATOR" means the Operator (as defined in the Uncertificated Securities Regulations) of the Uncertificated System;

"ORDINARY SHARES" means ordinary shares of (L)3.00 each in the capital of the Company;

"PAID" or "PAID UP" means paid up or credited as paid up;

"PARTICIPATING SECURITY" means a share or class of shares or a renounceable right of allotment of a share, or any other security, title to which is permitted by an Operator to be transferred by means of an Uncertificated System in accordance with the Uncertificated Securities Regulations;

"REDEEMABLE SHARES" means redeemable preference shares of (L)1.00 each in the capital of the Company;

"REGISTERED OFFICE" means the registered office of the Company;

"REGISTER OF MEMBERS" means the Company's register of members kept pursuant to the Act or, as the case may be, any overseas branch register kept pursuant to these Articles;

"SEAL" means the common seal of the Company or any official or securities seal that the Company has or may have as permitted by the Act or these Articles;

"SECRETARY" means the secretary of the Company or any other person appointed to perform any of the duties of the secretary of the Company including a joint, temporary, assistant or deputy secretary;

"SECURITY" means a share or class of shares or a renounceable right of allotment of a share or any other security in the capital of the Company;

"SHARE" means a share in the capital of the Company and, for the avoidance of doubt, shall mean both the Redeemable Shares and the Ordinary Shares except where the provisions of Article 3 preclude such an interpretation;

"STATUTES" the Act and every other act, statutory instrument or other subordinate legislation from time to time in force concerning companies and affecting the Company;

"UKLA" means the Financial Services Authority as the competent authority for the purposes of Part VI of the Financial Services and Markets Act 2000;

"UNCERTIFICATED" means in relation to a security, a security which is for the time being a Participating Security and to which title is recorded in the Register of Members or other register as being held in uncertificated form;

"UNCERTIFICATED SECURITIES REGULATIONS" means the Uncertificated Securities Regulations 2001 (SI 2001 No. 3755);

"UNCERTIFICATED SYSTEM" means the CREST system or any other applicable system which is a "relevant system" for the purpose of the Uncertificated Securities Regulations; and

"UNITED KINGDOM" means Great Britain and Northern Ireland.

1.2        In these Articles:

           (A)        words or expressions which are not defined in paragraph
                      1.1 of this Article have the same meanings (where applicable) as in the Statutes;

           (B) a reference to any statute or any statutory instrument or any provision of a statute or of a statutory instrument includes a reference to any statutory modification or re-enactment of it for the time being in force, as (where applicable) amended or modified or extended by any other statute or any order, regulation, instrument or other subordinate legislation made under such statute or statutory provision or under the statute under which such statutory instrument was made;

           (C) words in the singular include the plural and vice versa, words importing any gender include all genders and a reference to a "PERSON" includes any individual, firm, partnership, unincorporated association, company, corporation or other body corporate;

           (D) references to "WRITING" or "WRITTEN" include printing, typewriting, lithography, facsimile, electronic communication, photography and any other modes of representing or reproducing words in a legible and non-transitory form;

           (E) a reference to an Uncertificated System is a reference to the Uncertificated System in respect of which the particular security or class of securities or renounceable right of allotment of a security is a Participating Security;

           (F) references to "MENTAL DISORDER" shall mean mental disorder as defined in section 1 of the Mental Health Act 1983 as at the date of adoption of these Articles;

           (G) where an ordinary resolution is expressed to be required for any purpose, a special or extraordinary resolution is also effective for such purpose and where an extraordinary resolution is required for any purpose, a special resolution is also effective for such purpose; and

           (H)        headings do not affect the interpretation of any Article.

2          EXCLUSION OF TABLE A

The regulations contained in Table A as prescribed under the Act shall not apply to the Company.

                                     CAPITAL

3          CAPITAL

           The authorised share capital of the Company on October 21, 2003 is
           (L)100,000,000, which is divided into 1,000,000,000 Ordinary Shares of (L)0.10 each.

4          ALLOTMENT

4.1        Subject to the Act and these Articles:

           (A) any unissued securities shall be at the disposal of the Board, who may offer, allot, grant options over, or otherwise dispose of them to such persons and on such terms as it may decide (including, without limitation, terms relating to the renunciation of any allotment); and

           (B) any shares held in treasury shall be held at the discretion of the Board, who may dispose of them on such terms as it may decide, or cancel them.

4.2 The Directors shall be generally and unconditionally authorised pursuant to and in accordance with section 80 of the Act to exercise for each prescribed period all the powers of the Company to allot relevant securities up to an aggregate nominal amount equal to the
           Section 80 amount.

4.3 During each prescribed period the directors shall be empowered to allot equity securities wholly for cash pursuant to and within the terms of the said authority:

           (1)        in connection with a rights issue; and

           (2) otherwise than in connection with a rights issues, up to an aggregate nominal amount equal to the Section 89 Amount.

           as if section 89(1) of the Act did not apply to any such allotment.

4.4 By such authority and power the directors may during such period make offers or agreements which would or might require the allotment of securities after the expiry of such period.

4.5 For the purposes of this Article the following expressions shall have the following meanings:

           conditionally upon and with effect from the Companies (Acquisition of Own Shares) (Treasury Shares) Regulations 2003 coming into (and remaining in) force, a reference to the allotment of "EQUITY SECURITIES" or of equity securities consisting of a particular class also includes the sale of any relevant shares in the Company or (as the case may be) relevant shares of a particular class if, immediately before the sale, the shares were held by the Company in treasury;

           "RIGHTS ISSUE" means an offer of equity securities open for acceptance for a period fixed by the directors to holders of equity securities on the register at a fixed record date in proportion to their respective holdings of such securities or in accordance with the rights attached thereto (but subject to such exclusions or other arrangements as the directors may deem necessary or expedient in relation to fractional entitlements or legal or practical problems under the laws of, or the requirements of any recognised regulatory body or any stock exchange in, any territory);

           "PRESCRIBED PERIOD" means:

           (A)        for the purposes of the authority conferred by paragraph
                      4.2 of this Article, the period (not exceeding five years on any occasion) for which such authority is renewed by an ordinary resolution or special resolution of the Company (as the case may be) stating the Section 80 Amount for such period; and

           (B) for the purposes of the power conferred by paragraph 4.3 of this Article, the period (not exceeding five years on any occasion) for which such power is renewed by a special resolution of the Company stating the Section 89 Amount for such period;

           "THE SECTION 80 AMOUNT" shall be that stated in the relevant ordinary resolution or special resolution (as the case may be) or any increased amount fixed by ordinary or special resolution (as the case may be);

           "THE SECTION 89 AMOUNT" shall be that stated in the relevant special resolution.

           The nominal amount of any securities shall be taken to be in the case of rights to subscribe for or to convert any securities into shares of the Company, the nominal amount of such shares which may be allotted pursuant to such rights.

4.6 Subject to the Act and without prejudice to any rights attached to any shares, any share may be issued with such rights or restrictions as the Company may by ordinary resolution determine (or, if the Company has not so determined, as the Board may determine).

4.7 Subject to the Act, any share may be issued which is, or is to be liable, to be redeemed at the option of one or both of the Company or the holder on such terms and in such manner as may be provided by these Articles.

5          SHARE WARRANTS TO BEARER

5.1 Subject to the Act, the Company may, with respect to any fully paid shares (except deferred shares), issue a warrant (a "SHARE WARRANT") stating that the bearer of the warrant is entitled to the shares specified in it. The Company may provide (by coupons or otherwise) for the payment of future dividends on the shares included in a share warrant. The shares specified in the share warrant may be transferred by the delivery of the share warrant. The provisions of these Articles as to transfer and transmission of shares shall not apply to share warrants.

5.2 The powers referred to in paragraph 5.1 of this Article may be exercised by the Board, which may determine and vary the terms on which a share warrant is to be issued, including (without limitation) terms on which:

           (A) a new share warrant or coupon may be issued in the place of one damaged, defaced, worn out or lost (provided that no new share warrant shall be issued to replace one that has been lost unless the Board is satisfied beyond reasonable doubt that the original has been destroyed);

           (B) the bearer of the share warrant may be entitled to receive notice of and to attend, vote and demand a poll at general meetings;

           (C)        dividends may be paid; and

           (D) any share warrant may be surrendered and the name of the holder entered in the Register of Members in respect of the shares specified in it.

5.3 Subject to the terms on which a share warrant is issued and to these Articles, the bearer of a share warrant shall be deemed to be a member for all purposes. The bearer of a share warrant shall be subject to the terms in force and applicable to such share warrant, whether made before or after its issue.

6          COMMISSIONS AND BROKERAGE

           The Company may exercise all powers conferred by the Act of paying commissions in relation to a subscription for shares or other allotment. Subject to the Act, such commissions may be satisfied in cash or by the allotment of fully or partly paid shares or partly in one way and partly in the other. The Company may also pay such brokerage in relation to a subscription for shares as may be lawful.

7          TRUSTS NOT RECOGNISED

           Except as required by law, no person shall be recognised by the Company as holding any share on any trust and (except as otherwise provided by these Articles or by law) the Company shall not be bound by or recognise any interest in any share except an absolute right of the holder to share in its entirety (even if the Company has notice of such interest).

8          PURCHASE OF OWN SHARES

8.1 Subject to the provisions of the Statutes, the Company may purchase its own shares (including any redeemable shares) provided that if, prior to such purchase, there are in issue securities convertible into, exchangeable for or carrying a right to subscribe for equity shares of the class proposed to be purchased, no such purchase shall be made and (where the Statutes require the contract for the purchase to be approved by a special resolution) no contract relating to any such purchase shall be entered into unless it:

           (A) has received the consent in writing of the holders of not less than three quarters in nominal value of any class of convertible shares other than those which are convertible into shares which as respects dividend and capital carry a right to participate only up to a specified amount in a distribution; or

           (B) has been sanctioned by an extraordinary resolution passed at a separate general meeting of the holders of such convertible shares,

           unless the trust deed or terms of issue of the convertible shares in question provide for the Company to purchase its own shares.

8.2 Neither the Company nor the Board shall be required to select the shares to be purchased rateably or in any other particular manner as between the holders of shares of the same class or as between them and the holders of shares of any other class or in accordance with the rights as to dividends or capital conferred by any class of shares.

8.3 Subject to the provisions of the Statutes, any shares purchased by the Company in accordance with paragraph 8.1 of this Article may be held by the Company in treasury or cancelled as the Board may decide.

                            VARIATION OF CLASS RIGHTS

9          SANCTION

9.1 If the share capital of the Company is divided into shares of different classes, any of the rights attached to any class of shares (notwithstanding that the Company may be or be about to be in liquidation) may (unless the rights attached to the shares of the class otherwise provide and subject to the provisions of section 127 of the Act) be varied or abrogated in any manner, either with the consent in writing of the holders of not less than three-quarters in nominal value of the issued shares of the class or with the sanction of an extraordinary resolution passed at a separate meeting of the holders of shares of the class duly convened and held in accordance with these Articles.

9.2 Subject to the terms of issue of or rights attached to any shares, the rights or privileges attached to any class of shares shall be deemed not to be varied or abrogated by:

           (A) the creation or issue of any new shares ranking pari passu in all respects (save as to the date from which such new shares shall rank for dividend) with or subsequent to those already issued;

           (B) the reduction of the capital paid up on such shares or by the purchase or redemption by the Company of any of its own shares in accordance with the Act and these Articles; or

           (C) the Board resolving that a class of shares is to become or is to cease to be, or the Operator permitting such class of shares to become or to cease to be, a Participating Security.

10         CLASS MEETINGS

10.1 The Board may call a separate general meeting of the holders of the shares of any class at any time and for any purpose as it thinks fit, regardless of whether section 125(6) of the Act applies to such meeting. Section 125(6) of the Act shall be deemed to apply (so far as applicable) to each such meeting for the purpose of these Articles. The provisions of these Articles as to general meetings shall also apply (so far as applicable) to each such meeting.

10.2 A separate meeting for the holders of a class of shares shall be convened and conducted as nearly as possible in the same way as an extraordinary general meeting, except that:

           (A) no member, other than a Director, shall be entitled to notice of it or to attend it unless he is a holder of shares of that class;

           (B) no vote may be given except in respect of a share of that class;

           (C) the quorum at the meeting other than an adjourned meeting shall be two persons holding or representing by proxy at least one-third in nominal value of the issued shares of that class and at an adjourned meeting the quorum shall be one person holding shares of that class or his proxy; and

           (D) a poll may be demanded by a member present in person or by proxy and entitled to vote at the meeting and on a poll each member shall have one vote for every share of that class of which he is the holder.

10.3 For the purpose of these Articles, a general meeting at which no holder of a share other than an ordinary share may, in his capacity as a member, attend or vote shall also constitute a separate general meeting of the holders of the ordinary shares.

                           ALTERATION OF SHARE CAPITAL

11         INCREASE, CONSOLIDATION, SUB-DIVISION AND CANCELLATION

           The Company may by ordinary resolution:

           (A) increase its share capital by a sum to be divided into shares of such amounts, and with such rights or restrictions attaching thereto, as may be prescribed by the resolution;

           (B) consolidate and divide all or any of its share capital into shares of a larger amount than its existing shares;

           (C) subject to the Act, sub-divide all or any of its shares into shares of a smaller amount; and

           (D) cancel shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by a person and diminish the amount of its share capital by the amount of the shares so cancelled, and may by the resolution decide that one or more of the shares resulting from any such division or sub-division may have any preference or other advantage as compared with the others or may be made subject to any restriction as compared with the others.

12         FRACTIONS

12.1 If, as the result of a consolidation and division or a sub-division of shares, fractions of shares become attributable to members, the Board may on behalf of the members deal with the fractions as it thinks fit, including (without limitation) in either of the ways prescribed in this Article below.

12.2 The Board may sell shares representing the fractions to any person (including, subject to the Act, the Company) for the best price reasonably obtainable and distribute the net proceeds of sale in due proportion amongst the persons to whom such fractions are attributable (except that if the amount due to a person is less than (L)3.00, or such other sum as the Board may decide, the Company may retain such sum for its own benefit). To give effect to such sale the Board may:

           (A) in the case of certificated shares, authorise a person to execute an instrument of transfer of shares to the purchaser or as the purchaser may direct; and

           (B) in the case of uncertificated shares, exercise any power conferred on it by Article 16.10 to effect a transfer of the shares.

12.3 The purchaser will not be bound to see to the application of the purchase monies in respect of any such sale. The title of the transferee to the shares will not be affected by any irregularity in or invalidity of the proceedings connected with the sale or transfer. Any instrument or exercise referred to in paragraph 12.2 of this Article shall be effective as if it had been executed or exercised by the holder of the shares to which it relates.

12.4 In relation to the fractions the Board may issue, subject to the Act, to a member credited as fully paid by way of capitalisation the minimum number of shares required to round up his holding of shares to a number which, following a consolidation and division or a sub-division, leaves a whole number of shares (such issue being deemed to have been effected immediately before the consolidation or the sub-division, as the case may be). The amount required to pay up those shares may be capitalised as the Board thinks fit out of amounts standing to the credit of any reserve or fund of the Company (including any share premium account, capital redemption reserve and profit and loss account), whether or not available for distribution, and applied in paying up in full the appropriate number of shares. A resolution of the Board capitalising part of any such reserve or fund will have the same effect as if the capitalisation had been made with the sanction of an ordinary resolution of the Company pursuant to

           Article 130. In relation to the capitalisation the Board may exercise all the powers conferred on it by Article 130 without the sanction of an ordinary resolution of the Company.

13         REDUCTION OF SHARE CAPITAL

           Subject to the Act and to any rights attached to any shares, the Company may by special resolution reduce its share capital or any capital redemption reserve, share premium account or other undistributable reserve in any way.

                               CERTIFICATED SHARES

14         RIGHT TO CERTIFICATES

14.1 Subject to the Act, the requirements of (to the extent applicable) the Listing Rules and/or the London Stock Exchange, and these Articles, every person (except any person in respect of whom the Company is not required by the Act to complete and have ready for delivery a share certificate), upon becoming the holder of a certificated share is entitled, without charge, to one certificate for all the certificated shares of a class registered in his name or, in the case of certificated shares of more than one class being registered in his name, to a separate certificate for each class of shares, unless the terms of issue of the shares provide otherwise.

14.2 Where a member (other than a person in respect of whom the Company is not required by the Act to complete and have ready for delivery a share certificate) transfers part of his shares comprised in a certificate such member shall be entitled, without charge, to one certificate for the balance of certificated shares retained by such member.

14.3 The Company is not bound to issue more than one certificate for certificated shares held jointly by two or more persons. Delivery of a certificate to one joint holder shall be sufficient delivery to all joint holders.

14.4 A certificate shall specify the number and class and the distinguishing numbers (if any) of the shares in respect of which it is issued and the amount paid up on the shares. It shall be issued under the Seal, which may be affixed to or printed on it, or in such other manner as the Board may approve, having regard to the terms of issue and the requirements of (to the extent applicable) the Listing Rules and/or the London Stock Exchange.

15         REPLACEMENT CERTIFICATES

15.1 Any two or more certificates representing shares of any one class held by any member may at his request be cancelled and a single new certificate for such shares issued in lieu.

15.2 If any member shall surrender for cancellation a share certificate representing shares held by him and request the Company to issue in lieu two or more share certificates representing such shares in such proportions as he may specify, the Board may, if it thinks fit, comply with such request.

15.3 The Company may at its sole discretion charge to the member requesting any such matter as is described in paragraphs 15.1 or 15.2 of this Article any out of pocket expenses or fees incurred by it in complying with such request.

15.4 If any certificate is worn-out, defaced, lost or destroyed, the Company may cancel it and issue a replacement certificate subject to such terms as the Board may decide as to evidence and indemnity (with or without security) and to payment of any exceptional out-of-pocket expenses of the Company in investigating such evidence and preparing such indemnity or such security but otherwise free of charge, and (if the certificate is worn-out or defaced) on delivery up of the old certificate.

15.5 In the case of shares held jointly by several persons any such request mentioned in this Article may be made by any one of the joint holders.

                              UNCERTIFICATED SHARES

16         UNCERTIFICATED SHARES

16.1 The Board may resolve that a class of shares is to become, or is to cease to be, a Participating Security.

16.2 Shares of a class shall not be treated as forming a separate class from other shares of the same class as a consequence of such shares being held in certificated or uncertificated form or of any provision in these Articles or the Uncertificated Securities Regulations applying only to certificated shares or to uncertificated shares.

16.3 Any share of a class which is a Participating Security may be changed from an uncertificated share to a certificated share and from a certificated share to an uncertificated share in accordance with the Uncertificated Securities Regulations.

16.4 These Articles apply to uncertificated shares of a class which is a Participating Security only to the extent that these Articles are consistent with the holding of such shares in uncertificated form, with the transfer of title to such shares by means of the Uncertificated System and in accordance with the Uncertificated Securities Regulations.

16.5 Where any share is held in uncertificated form the Company shall not issue and no person shall be entitled to receive a certificate in respect of such share at any time and for so long as the title to that share is evidenced otherwise than by a certificate and transfers may be made otherwise than by a written instrument by virtue of the Regulations. Title to shares in issue at the date of adoption of these Articles may be transferred and evidenced by a relevant system.

16.6 The Board may lay down regulations not included in these Articles which (in addition to or in substitution for any provisions in these Articles):

           (A) apply to the issue, holding or transfer of uncertificated shares;

           (B) set out (where appropriate) the procedures for conversion and/or redemption of uncertificated shares; and/or

           (C) the Board considers necessary or appropriate to ensure that these Articles are consistent with the Uncertificated Securities Regulations and/or the Operator's rules and practices.

16.7 Such regulations will apply instead of any relevant provisions in these Articles which relate to certificates and the transfer, conversion and redemption of shares or which are not consistent with the Uncertificated Securities Regulations, in all cases to the extent (if any) stated in such regulations. If the Board makes any such regulations, paragraph 16.4 of this Article will (for the avoidance of doubt) continue to apply to these Articles, when read in conjunction with those regulations.

16.8 Any instruction given by means of an Uncertificated System as referred to in these Articles shall be a dematerialised instruction given in accordance with the Uncertificated Securities Regulations, the facilities and requirements of the Uncertificated System and the Operator's rules and practices.

16.9 For any purpose under these Articles, the Company may treat a member's holding of uncertificated shares and of certificated shares of the same class as if they were separate holdings, unless the Board otherwise decides.

16.10 Where the Company is entitled under the Act, the Operator's rules and practices, these Articles or otherwise to dispose of, forfeit, enforce a lien over or sell or otherwise procure the sale of any shares of a class which is a Participating Security which are held in uncertificated form, the Board may take such steps (subject to the Uncertificated Securities Regulations and to such rules and practices) as may be required or appropriate, by instruction by means of the Uncertificated System or otherwise, to effect such disposal, forfeiture, enforcement or sale including by (without limitation):

           (A) requesting or requiring the deletion of any computer-based entries in the Uncertificated System relating to the holding of such shares in uncertificated form;

           (B) altering such computer-based entries so as to divest the holder of such shares of the power to transfer such shares other than to a person selected or approved by the Company for the purpose of such transfer;

           (C) requiring any holder of such shares, by notice in writing, to change such person's holding of such uncertificated shares into certificated form within any specified period;

           (D) requiring any holder of such shares to take such steps as may be necessary to sell or transfer such shares as directed by the Company;

           (E) otherwise rectifying or changing the Register of Members in respect of any such shares in such manner as the Board considers appropriate (including, without limitation, by entering the name of a transferee into the Register of Members as the next holder of such shares); and/or

           (F) appointing any person to take any steps in the name of any holder of such shares as may be required to change such shares from uncertificated form to certificated form and/or to effect the transfer of such shares (and such steps shall be effective as if they had been taken by such holder).

                                 LIEN ON SHARES

17         COMPANY'S LIEN ON SHARES NOT FULLY PAID

17.1 The Company has a first and paramount lien on each issued share (not being a fully paid share) for all amounts payable to the Company (whether actually or contingently and whether presently payable or not) in respect of such share.

17.2 The lien applies to all dividends on any such share and to all amounts payable by the Company in respect of such share. It also applies notwithstanding that:

           (A) the Company may have notice of any equitable or other interest of any person in any such share; or

           (B) any such amounts payable may be the joint debts and liabilities of both the holder of the share and one or more other persons.

17.3 The Board may resolve that any share be exempt wholly or in part from this Article.

18         ENFORCEMENT OF LIEN BY SALE

18.1 For the purpose of enforcing the Company's lien on any shares, the Board may sell them in such manner as it decides if an amount in respect of which the lien exists is presently payable and is not paid within fourteen (14) clear days following the giving of a notice to the holder (or any person entitled by transmission to the share) demanding payment of the amount due within such fourteen clear day period and stating that if the notice is not complied with the shares may be sold.

18.2       To give effect to such sale the Board may:

           (A) in the case of certificated shares, authorise a person to execute an instrument of transfer of shares in the name and on behalf of the holder of, or the person entitled by transmission to, them to the purchaser or as the purchaser may direct; and

           (B) in the case of uncertificated shares, exercise any power conferred on it by Article 16.10 to effect a transfer of the shares.

18.3 The purchaser will not be bound to see to the application of the purchase monies in respect of any such sale. The title of the transferee to the shares will not be affected by any irregularity in or invalidity of the proceedings connected with the sale or transfer. Any instrument or exercise referred to in paragraph 18.2 of this Article shall be effective as if it had been executed or exercised by the holder of, or the person entitled by transmission to, the shares to which it relates.

19         APPLICATION OF SALE PROCEEDS

           The net proceeds of any sale of shares subject to the Company's lien under these Articles (after payment of the costs and expenses of sale) shall be applied in or towards satisfaction of the amount then due to the Company in respect of the shares. Any balance shall be paid to the original holder of, or the person entitled (but for such sale) by transmission to, the shares on (in the case of certificated shares) surrender to the Company for cancellation of the certificate for such shares and (in all cases) subject to the Company having a lien on such balance on the same basis as applied to such shares for any amount not presently payable as existed on such shares before the sale.

                                      CALLS

20         CALLS

20.1 Subject to the terms on which shares are allotted, the Board may make calls on the members (and any persons entitled by transmission) in respect of any amounts unpaid on their shares (whether in respect of nominal value or premium) and not payable on a date fixed by or in accordance with the allotment terms. Each such member or other person shall pay to the Company the amount called, subject to receiving at least fourteen (14) clear days' notice specifying when and where the payment is to be made, as required by such notice.

20.2 A call may be made payable by instalments. A call shall be deemed to have been made when the resolution of the Board authorising it is passed. A call may, before the Company's receipt of any amount due under it, be revoked or postponed in whole or in part as the Board may decide. A person upon whom a call is made will remain liable for calls made on him notwithstanding the subsequent transfer of the shares in respect of which the call was made.

21         LIABILITY OF JOINT HOLDERS

           The joint holders of a share shall be jointly and severally liable to pay all calls in respect of it.

22         INTEREST

           If the whole of the sum payable in respect of any call is not paid by the day it becomes due and payable, the person from whom it is due shall pay all costs, charges and expenses that the Company may have incurred by reason of such non-payment, together with interest on the unpaid amount from the day it became due and payable until it is paid at the rate fixed by the terms of the allotment of the share or in the notice of the call or, if no rate is fixed, at such rate, not exceeding two (2) per cent. above the base rate for the time being of Barclays Bank plc, per annum, as the Board shall determine. The Board may waive payment of such costs, charges, expenses or interest in whole or in part.

23         DIFFERENTIATION

           Subject to the allotment terms, the Board may make arrangements on or before the issue of shares to differentiate between the holders of shares in the amounts and times of payment of calls on their shares.

24         PAYMENT IN ADVANCE OF CALLS

24.1 The Board may receive from any member (or any person entitled by transmission) all or any part of the amount uncalled and unpaid on the shares held by him (or to which he is entitled). The liability of each such member or other person on the shares to which such payment relates shall be reduced by such amount. The Company may pay interest on such amount from the time of receipt until the time when such amount would, but for such advance, have become due and payable at such rate not exceeding two (2) per cent. above the base rate for the time being of Barclays Bank plc, per annum, as the Board may decide.

24.2 No sum paid up on a share in advance of a call shall entitle the holder to any portion of a dividend subsequently declared or paid in respect of any period prior to the date on which such sum would, but for such payment, become due and payable.

25         RESTRICTIONS IF CALLS UNPAID

           Unless the Board decides otherwise, no member shall be entitled to receive any dividend or to be present or vote at any meeting or to exercise any right or privilege as a member until he has paid all calls due and payable on every share held by him, whether alone or jointly with any other person, together with interest and expenses (if any) to the Company.

26         SUMS DUE ON ALLOTMENT TREATED AS CALLS

           Any sum payable in respect of a share on allotment or at any fixed date, whether in respect of the nominal value of the share or by way of premium or as an instalment of a call, shall be deemed to be a call. If such sum is not paid, these Articles shall apply as if it had become due and payable by virtue of a call.


                                   FORFEITURE

27         FORFEITURE AFTER NOTICE OF UNPAID CALL

27.1 If a call or an instalment of a call remains unpaid after it has become due and payable, the Board may give to the person from whom it is due not less than fourteen (14) clear days' notice requiring payment of the amount unpaid together with any interest which may have accrued and any costs, charges and expenses that the Company may have incurred by reason of such non-payment. The notice shall state the place where payment is to be made and that if the notice is not complied with the shares in respect of which the call was made will be liable to be forfeited. If the notice is not complied with, any shares in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Board. The forfeiture will include all dividends and other amounts payable in respect of the forfeited shares which have not been paid before the forfeiture.

27.2 The Board may accept the surrender of a share which is liable to be forfeited in accordance with these Articles. All provisions in these Articles which apply to the forfeiture of a share also apply to the surrender of a share.

28         NOTICE AFTER FORFEITURE

           When a share has been forfeited, the Company shall give notice of the forfeiture to the person who was before forfeiture the holder of the share or the person entitled by transmission to the share. An entry that such notice has been given and of the fact and date of forfeiture shall be made in the Register of Members. No forfeiture will be invalidated by any omission to give such notice or make such entry.

29         CONSEQUENCES OF FORFEITURE

29.1       A share shall, on its forfeiture, become the property of the Company.

29.2 All interest in and all claims and demands against the Company in respect of a share and all other rights and liabilities incidental to the share as between its holder and the Company shall, on its forfeiture, be extinguished and terminate except as otherwise stated in these Articles or, in the case of past members, as provided by the Statutes.

29.3 The holder of a share (or the person entitled to it by transmission) which is forfeited shall:

           (A) on its forfeiture cease to be a member (or a person entitled) in respect of it;

           (B) if a certificated share, surrender to the Company for cancellation the certificate for the share;

           (C) remain liable to pay to the Company all monies payable in respect of the share at the time of forfeiture, with interest from such time of forfeiture until the time of payment, in the same manner in all respects as if the share had not been forfeited; and

           (D) remain liable to satisfy all (if any) claims and demands which the Company might have enforced in respect of the share at the time of forfeiture without any deduction or allowance for the value of the share at the time of forfeiture or for any consideration received on its disposal.

30         DISPOSAL OF FORFEITED SHARE

30.1 Subject to the Act, a forfeited share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Board may decide either to the person who was before the forfeiture the holder or to any other person. At any time before the disposal, the forfeiture may be cancelled on such terms as the Board may decide. Where for the purpose of its disposal a forfeited share is to be transferred to any transferee, the Board may:

           (A) in the case of certificated shares, authorise a person to execute an instrument of transfer of shares in the name and on behalf of their holder to the purchaser or as the purchaser may direct; and

           (B) in the case of uncertificated shares, exercise any power conferred on it by Article 16.10 to effect a transfer of the shares.

30.2 The purchaser will not be bound to see to the application of the purchase monies in respect of any such sale. The title of the transferee to the shares will not be affected by any irregularity in or invalidity of the proceedings connected with the sale or transfer. Any instrument or exercise referred to in paragraph 30.1 of this Article shall be effective as if it had been executed or exercised by the holder of, or the person entitled by transmission to, the shares to which it relates.

31         PROOF OF FORFEITURE

           A statutory declaration by a Director or the Secretary that a share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it against all persons claiming to be entitled to the share. The declaration shall (subject to the execution of any necessary instrument of transfer) constitute good title to the share. The person to whom the share is disposed of shall not be bound to see to the application of the consideration (if any) given for it on such disposal. His title to the share will not be affected by any irregularity in, or invalidity of, the proceedings connected with the forfeiture or disposal.

                                UNTRACED MEMBERS

32         SALE OF SHARES

32.1 The Company may sell at the best price reasonably obtainable at the time of such sale (such time to be determined by the Board at its absolute discretion) any share of a member, or any share to which a person is entitled by transmission, if:

           (A) during the period of twelve (12) years prior to the date of the publication of the advertisements referred to in this paragraph 32.1 (or, if published on different dates, the earlier or earliest of them):

                      (1) no cheque, warrant or money order in respect of such share sent by or on behalf of the Company to the member or to the person entitled by transmission to the share, at his address in the Register of Members or other address last known to the Company has been cashed; and

                      (2) no cash dividend payable on the shares has been satisfied by the transfer of funds to a bank account of the member (or person entitled by transmission to the share) or by transfer of funds by means of the Uncertificated System, and the Company has received no communication (whether in writing or otherwise) in respect of such share from such member or person, provided that during such twelve year period the Company has paid at least three cash dividends (whether interim or final) in respect of shares of the class in question and no such dividend has been claimed by the person entitled to such share;

           (B) the Company has informed the UKLA of its intention to make such sale, if shares of the class concerned are listed on the Official List of the UKLA; and

           (C) the Company complies with such requirements in respect of notification or advertisement of its intention to make such sale as prescribed by the Statutes and/or the Listing

                      Rules, if shares of the class concerned are listed on the Official List of the UKLA.

32.2 If during such twelve year period, or during any subsequent period ending on the date when all the requirements of paragraph 32.1 of this Article have been met in respect of any shares, any additional shares have been issued in respect of those held at the beginning of, or previously so issued during, any such subsequent period and all the requirements of paragraph 32.1 of this Article have been satisfied with regard to such additional shares, the Company may also sell the additional shares.

32.3 To give effect to a sale pursuant to paragraphs 32.1 or 32.2 of this Article, the Board may:

           (A) in the case of certificated shares, authorise a person to execute an instrument of transfer of shares in the name and on behalf of the holder of, or the person entitled by transmission to, them to the purchaser or as the purchaser may direct; and

           (B) in the case of uncertificated shares, exercise any power conferred on it by Article 16.10 to effect a transfer of the shares.

32.4 The purchaser will not be bound to see to the application of the purchase monies in respect of any such sale. The title of the transferee to the shares will not be affected by any irregularity in or invalidity of the proceedings connected with the sale or transfer. Any instrument or exercise referred to in paragraph 32.3 of this Article shall be effective as if it had been executed or exercised by the holder of, or the person entitled by transmission to, the shares to which it relates.

33         APPLICATION OF SALE PROCEEDS

           The Company shall account to the member or other person entitled to such share for the net proceeds of such sale by carrying all monies in respect of the sale to a separate account. The Company shall be deemed to be a debtor to, and not a trustee for, such member or other person in respect of such monies. Monies carried to such separate account may either be employed in the business of the Company or invested as the Board may think fit. No interest shall be payable to such member or other person in respect of such monies and the Company shall not be required to account for any money earned on them.

                               TRANSFER OF SHARES

34         FORM OF TRANSFER

34.1 Subject to these Articles, a member may transfer all or any of his shares:

           (A) in the case of certificated shares, by an instrument of transfer in writing in any usual form or in another form approved by the Board, which must be executed by or on behalf of the transferor and (in the case of a transfer of a share which is not fully paid) by or on behalf of the transferee; or

           (B) in the case of uncertificated shares, without a written instrument in accordance with the Uncertificated Securities Regulations, the facilities and requirements of the Uncertificated System and the Operator's rules and practices.

34.2 The transferor shall remain the holder of the share transferred until the name of the transferee is entered in the Register of Members in respect of it.

35         REGISTRATION OF A CERTIFICATED SHARE TRANSFER

35.1 Subject to these Articles, the Board may, in its absolute discretion and without giving a reason, refuse to register the transfer of a certificated share or the renunciation of a renounceable letter of allotment unless it is:

           (A)        in respect of a share which is fully paid;

           (B)        in respect of a share on which the Company has no lien;

           (C)        in respect of only one class of shares;

           (D) in favour of a single transferee or renouncee or not more than four joint transferees or renouncees;

           (E)        duly stamped (if so required by law); and

           (F) delivered for registration to the Registered Office or such other place as the Board may decide, accompanied by the certificate for the shares to which it relates (except in the case of a transfer of a share, for which a certificate has not been issued, by a person in respect of whom the Company is not required by the Act to complete and have ready for delivery a share certificate, and except in the case of a renunciation) and any other evidence as the Board may reasonably require to prove the title to such share of the transferor or person renouncing and the due execution by him of the transfer or renunciation or, if the transfer or renunciation is executed by some other person on his behalf, the authority of such person to do so, provided that the Board shall not refuse to register any transfer or renunciation of any certificated shares listed on the Official List of the UKLA or admitted trading on the London Stock Exchange on the ground that they are partly paid in circumstances where such refusal would prevent dealings in such shares from taking place on an open and proper basis.

35.2 If the Board refuses to register a transfer or renunciation pursuant to this Article, it shall, within two months after the date on which the transfer or renunciation was delivered to the Company, send notice of the refusal to the transferee or renouncee. An instrument of transfer or renunciation which the Board refuses to register shall (except in the case of suspected fraud) be returned to the person delivering it. All instruments of transfer which are registered may, subject to these Articles, be retained by the Company.

36         REGISTRATION OF AN UNCERTIFICATED SHARE TRANSFER

36.1 The Board shall register a transfer of title to any uncertificated share or the renunciation or transfer of any renounceable right of allotment of a share which is a Participating Security held in uncertificated form in accordance with the Uncertificated Securities Regulations, except that the Board may refuse (subject to any relevant requirements of (to the extent applicable) the Listing Rules and/or the London Stock Exchange) to register any such transfer or renunciation which is in favour of more than four persons jointly or in any other circumstance permitted by the Uncertificated Securities Regulations.

36.2 If the Board refuses to register any such transfer or renunciation the Company shall, within two months after the date on which the instruction relating to such transfer or renunciation was received by the Company, send notice of the refusal to the transferee or renouncee.

37         RENUNCIATION OF ALLOTMENTS

           The Board may, at its discretion, at any time after the allotment of any share, but before any person has been entered in the Register of Members as the holder of it, recognise and give effect to a renunciation of the allotment of any share by the allottee in favour of some other person and may accord to any allottee of a share a right to effect such renunciation on such terms and conditions as the Board sees fit.

38         NO FEE ON REGISTRATION

           No fee shall be charged for the registration of a transfer of a share or the renunciation of a renounceable letter of allotment or on the registration of any probate, letters of administration, certificate of death or marriage, power of attorney, notice or other document relating to or affecting the title to any share.

39         CLOSING OF REGISTER OF MEMBERS

           The registration of transfers of shares or of any class of shares may be suspended at such times and for such periods, not exceeding thirty
           (30) days in any year, as the Board may decide (subject to the Uncertificated Securities Regulations in the case of any shares of a class which is a Participating Security).

                             TRANSMISSION OF SHARES

40         ON DEATH

           If a member dies, the survivors or survivor where he was a joint holder, or his personal representatives where he was the sole or only surviving holder, shall be the only persons recognised by the Company as having any title to his shares. Nothing in these Articles shall release the estate of a deceased holder (whether sole or joint) from any liability in respect of a share which has been held by him solely or jointly.

41         ELECTION OF PERSON ENTITLED BY TRANSMISSION

41.1 A person becoming entitled to a share in consequence of the death or bankruptcy of a member, or of any other event giving rise to a transmission of such entitlement by operation of law, may, on such evidence as to his title being produced as the Board may require, elect either to become registered as the holder of such share or to have some person nominated by him so registered. If he elects to be registered himself, he shall give notice in writing to the Company to that effect. If he elects to have some other person registered, he shall:

           (A) in the case of a certificated share, execute an instrument of transfer of such share to such person; and

           (B)        in the case of an uncertificated share, either:

                      (1) procure that all appropriate instructions are given by means of the Uncertificated System to effect the transfer of such share to such person; or

                      (2) change the uncertificated share to certificated form and then execute an instrument of transfer of such share to such person.

41.2 All the provisions of these Articles relating to the transfer of shares shall apply to the notice or instrument of transfer or instructions (as the case may be) referred to in paragraph 41.1 of this Article as if the notice were an instrument of transfer and as if the instrument of transfer was executed, or the instructions were given, by the member and the event giving rise to the transmission had not occurred.

41.3 The Board may give notice requiring a person to make the election referred to in paragraph 41.1 of this Article. If such notice is not complied with within sixty days, the Board may withhold payment of all dividends and other amounts payable in respect of the share until notice of election has been made.

42         RIGHTS ON TRANSMISSION

           A person becoming entitled by transmission to a share shall have the rights to which he would be entitled if he were the holder of the share, except that he shall not, before being registered as its holder, be entitled in respect of it to receive notice of, or to attend or vote at, any general meeting or at any separate meeting of the holders of any class of shares.

                     FAILURE TO DISCLOSE INTERESTS IN SHARES

43         FAILURE TO DISCLOSE INTERESTS IN SHARES

43.1       For the purpose of this Article:

           (A) "EXEMPT TRANSFER" means, in relation to shares held by a member:

                      (1) a transfer pursuant to acceptance of a takeover offer (as defined in section 428 of the Act) for the Company or in relation to any of its shares;

                      (2) a transfer in consequence of a sale made through the London Stock Exchange or any stock exchange selected by the Company outside the United Kingdom on which any shares are normally traded; or

                      (3) a transfer which is shown to the satisfaction of the Board to be made in consequence of a sale or gift or any other disposal in good faith of the whole of the beneficial interest in the shares to a person who is unconnected with the member and with any other person appearing to be interested in the shares;

           (B)        "INTERESTED" is construed as it is for the purpose of
                      section 212 of the Act;

           (C) a person, other than the member holding a share, shall be treated as appearing to be interested in such share if the member has informed the Company that the person is or may be so interested, or if the Company (after taking account of information obtained from the member or, pursuant to a section 212 notice, from anyone else) knows or has reasonable cause to believe that the person is or may be so interested;

           (D) reference to a person having failed to give to the Company information required by a section 212 notice (as defined in paragraph 43.2 of this Article), or being in default of supplying such information, includes references to his having:

                      (1) failed or refused to give all or any part of such information; and

                      (2) given information which he knows to be false or misleading in a material particular or recklessly given information which is false or misleading in a material particular or which is, to the satisfaction of the Board acting reasonably, false or misleading in a material particular; and

           (E) "TRANSFER" means a transfer of a share or (where applicable) a renunciation of a renounceable letter of allotment or other renounceable document of title relating to a share.

43.2 Where notice is given by the Company under section 212 of the Act (a "SECTION 212 NOTICE") to a member, or another person appearing to be interested in shares held by such member, and the member or other person has failed in relation to any shares ("DEFAULT SHARES", which expression applies also to any shares issued after the date of the
           Section 212 notice in respect of those shares and to any other shares registered in the name of such member at any time whilst the default subsists) to give the Company the information required within fourteen (14) clear days after the date of the Section 212 notice, the Board (at its absolute discretion) may give to the holder a notice (a "DIRECTION NOTICE") to the effect that from the date of the direction notice and unless the Board otherwise decides:

           (A) the member is not entitled in respect of the Default Shares to be present or to vote (either in person or by proxy) at a general meeting or at a separate meeting of the holders of a class of shares or on a poll, or to exercise other rights conferred by membership in relation to the meeting or poll; and

           (B)        where the Default Shares represent at least 0.25 per cent.
                      in nominal value of the issued shares of their class at the date of the direction notice:

                      (1) a dividend (or any part of a dividend) payable in respect of the Default Shares (except on a winding up of the Company) may be withheld by the Company, which shall have no obligation to pay interest on such dividend;

                      (2) the member shall not be entitled to elect, pursuant to Article 128 (Scrip Dividends) or otherwise, to receive shares instead of a dividend; and

                      (3) the Board may, in its absolute discretion, refuse to register the transfer of any Default Shares (subject, in the case of any uncertificated shares, to the Uncertificated Securities Regulations) unless:

                                 (A)        the transfer is an Exempt Transfer;
                                            or

                                 (B) the member is not himself in default in supplying the information required and proves to the satisfaction of the Board that no person in default of supplying the information required is interested in any of the shares which are the subject of the transfer.

43.3 The direction notice shall have effect in relation to Default Shares in accordance with its terms but shall cease to have effect:

           (A) on receipt by the Company of notice of an Exempt Transfer, but only in relation to the shares so transferred;

           (B) on the expiry of seven days after receipt by the Company, in a form satisfactory to the Board, of all the information required by the Section 212 notice; or

           (C)        on such date as the Board may determine.

43.4       The Board may:

           (A) give notice in writing to any member holding Default Shares in uncertificated form requiring the member:

                      (1) to change his holding of such shares from uncertificated form into certificated form within a specified period; and

                      (2) then to hold such Default Shares in certificated form for so long as the default subsists; and

           (B) appoint any person to take any steps, by instruction by means of the Uncertificated System or otherwise, in the name of any holder of Default Shares as may be required to change such shares from uncertificated form into certificated form (and such steps shall be effective as if they had been taken by such holder).

43.5 The provisions of this Article are in addition and without prejudice to the provisions of the Statutes.

                                GENERAL MEETINGS

44         ANNUAL AND EXTRAORDINARY GENERAL MEETINGS

44.1 The Company shall hold annual general meetings, which shall be convened by the Board, in accordance with the Act.

44.2 All general meetings other than annual general meetings shall be called extraordinary general meetings.

45         CONVENING OF EXTRAORDINARY GENERAL MEETINGS

           The Board may convene an extraordinary general meeting whenever it thinks fit. An extraordinary general meeting shall also be convened on such requisition, or in default may be convened by such requisitionists, as provided by section 368 of the Act and no business shall be transacted at such meeting except that stated by the requisition or proposed by the Board. If there are not sufficient Directors to call a general meeting, any Director may convene a general meeting.

46         NOTICE OF GENERAL MEETINGS

46.1 An annual general meeting, and an extraordinary general meeting convened for the passing of a special resolution or (save as provided by the Statutes) a resolution of which special notice has to be given, shall be convened by not less than twenty-one (21) clear days' notice. All other extraordinary general meetings shall be convened by not less than fourteen (14) clear days' notice.

46.2 Subject to the Act and notwithstanding that it is convened by shorter notice than that specified in paragraph 46.1 of this Article, a general meeting shall be deemed to have been duly convened if it is so agreed:

           (A) in the case of an annual general meeting, by all the members entitled to attend and vote at the meeting; and

           (B) in the case of any other meeting, by a majority in number of the members having a right to attend and vote at the meeting, being a majority together holding not less than 95 per cent. in nominal value of the shares giving that right.

46.3       The notice of meeting shall specify:

           (A) whether the meeting is an annual general meeting or an extraordinary general meeting;

           (B)        the place, the day and the time of the meeting;

           (C) subject to the requirements of (to the extent applicable) the Listing Rules and/or the London Stock Exchange, the general nature of the business to be transacted;

           (D) if the meeting is convened to consider a special or extraordinary resolution, the intention to propose the resolution as such; and

           (E) with reasonable prominence, that a member entitled to attend and vote is entitled to appoint one or more proxies to attend and, on a poll, vote instead of him and that a proxy need not also be a member.

46.4       The notice of meeting:

           (A) shall be given to the members (other than a member who, under these Articles or any restrictions imposed on any shares, is not entitled to receive notice from the Company), to the Directors and to the Auditors; and

           (B) may specify a time by which a person must be entered on the Register of Members in order for such person to have the right to attend or vote at the meeting (subject to the Uncertificated Securities Regulations if the Company is then a participating issuer for the purpose of the Uncertificated Securities Regulations).

46.5 The Board may determine that the members entitled to receive notice of a meeting are those persons entered on the Register of Members at a time and day determined by the Board (subject to the Uncertificated Securities Regulations if the Company is then a participating issuer for the purpose of the Uncertificated Securities Regulations).

46.6 The accidental omission to send or give a notice of meeting or, in cases where it is intended that it be sent out or given with the notice, an instrument of proxy or any other document to, or the non-receipt of any such item by, any person entitled to receive such notice shall not invalidate the proceedings at that meeting.

47         QUORUM FOR GENERAL MEETING

           No business shall be transacted at a general meeting unless a quorum is present. Three persons entitled to vote on the business to be transacted, each being a member or a proxy for a member or a duly authorised representative of a corporation which is a member, shall be a quorum. The absence of a quorum will not prevent the appointment of a chairman of the meeting. Such appointment shall not be treated as being part of the business of the meeting.

48         PROCEDURE IF QUORUM NOT PRESENT

48.1 If within ten minutes (or such longer time not exceeding one hour as the chairman of the meeting may decide to wait) after the time appointed for the holding of the meeting a quorum is not present, or if during the meeting a quorum ceases to be present, the meeting:

           (A) if convened on the requisition of members, shall be dissolved; and

           (B) in any other case shall stand adjourned to the same day in the next week or to such other day and at such other time and place as the chairman (or, in default, the Board) may decide.

48.2 If at such adjourned meeting a quorum is not present within ten minutes after the time appointed for holding it one person entitled to vote on the business to be transacted, being a member or a proxy for a member or a duly authorised representative of a corporation of a member, shall be a quorum.


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
49         CHAIRMAN OF GENERAL MEETING

           The chairman (if any) of the Board or, in his absence, any deputy or vice-chairman shall preside as chairman at a general meeting. If there is no chairman, deputy or vice-chairman, or if at a meeting neither is present within five minutes after the time fixed for the start of the meeting, or neither is willing to act, the Directors present shall select one of their number to be chairman of the meeting. If only one Director is present and willing to act, he shall be chairman of the meeting. In default, the members present in person and entitled to vote shall choose one of their number to be chairman of the meeting.

50         RIGHTS OF DIRECTORS AND OTHERS TO ATTEND MEETINGS

           A Director (and any other person invited by the chairman of the meeting to do so) shall be entitled to attend and speak at a general meeting and at a separate meeting of the holders of any class of shares, whether or not he is a member.

51         ACCOMMODATION OF MEMBERS AT MEETING

           If it appears to the chairman of the meeting that the meeting place specified in the notice convening the meeting is inadequate to accommodate all members entitled and wishing to attend, the meeting will be duly constituted and its proceedings valid if the chairman is satisfied that adequate facilities are available to ensure that a member who is unable to be accommodated is able (whether at the meeting place or elsewhere):

           (A) to participate in the business for which the meeting has been convened;

           (B) to hear and see all persons present who speak (whether by the use of microphones, loud-speakers, audio-visual communications equipment or otherwise); and

           (C) to be heard and seen by all other persons present in the same way.

52         SECURITY

           In addition to any measures which the Board may be required to take due to the location or venue of the meeting, the Board may make any arrangement and impose any restriction it considers appropriate and reasonable in the circumstances to ensure the security of a meeting including, without limitation, the searching of any person attending the meeting and the imposing of restrictions on the items of personal property that may be taken into the meeting place. The Board may refuse entry to, or eject from, a meeting a person who refuses to comply with any such arrangements or restrictions.

53         POWER TO ADJOURN

53.1 The chairman of the meeting may, with the consent of any meeting at which a quorum is present, and shall, if so directed by the meeting, adjourn the meeting from time to time (or indefinitely) and from place to place.

53.2 Without prejudice to any other power of adjournment which the chairman of the meeting may have under these Articles, at common law or otherwise, the chairman may, without the consent of the meeting, adjourn the meeting from time to time (or indefinitely) and from place to place if he decides that it is necessary or appropriate to do so in order to:

           (A)        secure the proper and orderly conduct of the meeting; or

           (B) give all persons entitled to do so an opportunity of attending the meeting; or

           (C) give all persons entitled to do so a reasonable opportunity of speaking and voting at the meeting; or

           (D) ensure that the business of the meeting is properly concluded or disposed of, including (without limitation) for the purpose of determining the result of a poll.

54         NOTICE OF ADJOURNED MEETING

           Whenever a meeting is adjourned for fourteen (14) days or more or indefinitely, at least seven clear days' notice, specifying the place, the day and time of the adjourned meeting and the general nature of the business to be transacted, shall be given in the same manner as in the case of an original meeting. If the meeting is adjourned for less than fourteen (14) days, no member shall be entitled to any notice of the adjournment or of the business to be transacted at the adjourned meeting.

55         BUSINESS OF ADJOURNED MEETING

           No business shall be transacted at any adjourned meeting other than the business which might properly have been transacted at the meeting from which the adjournment took place.

                                     VOTING

56         VOTING AT A GENERAL MEETING

56.1 At a general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless before, or on the declaration of the result of, the show of hands (and before the chairman of the meeting has proceeded to the next item of business) a poll is demanded by either:

           (A)        the chairman of the meeting;

           (B) at least three members having the right to vote at the meeting;

           (C) a member or members representing not less than one-tenth of the total voting rights of all the members having the right to vote at the meeting; or

           (D) a member or members holding shares conferring a right to vote on the resolution on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right.

56.2 Unless a poll is so demanded and the demand is not withdrawn, a declaration by the chairman of the meeting that a resolution has been carried, or carried unanimously, or by a particular majority, or lost, or not carried by a particular majority, and an entry to that effect in the minutes of the meeting, shall be conclusive evidence of that fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

56.3 A demand for a poll may be withdrawn before the poll is taken, but only with the consent of the chairman of the meeting. A demand so withdrawn shall not be taken to have invalidated the result of a show of hands declared before the demand was made. If a poll is demanded before the declaration of the result on a show of hands and the demand is duly withdrawn, the meeting shall continue as if the demand had not been made.

57         POLL PROCEDURE

57.1 A poll demanded on the election of a chairman or on any question of adjournment shall be taken forthwith and a poll on any other matter shall be taken either forthwith or at such time and place, not being more than thirty (30) days from the date of the meeting or adjourned meeting at which the poll was demanded, as the chairman shall direct. The chairman may direct the manner in which a poll shall be taken and may appoint scrutineers who need not be members. No notice need be given of a poll not taken immediately if the time and place at which it is to be taken are announced at the meeting at which it is demanded. In any other case at least seven clear days' notice shall be given specifying the time and place at which the poll is to be taken. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

57.2 The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which a poll has been demanded.

57.3 On a poll votes may be given in person or by proxy. A member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

58         VOTES OF MEMBERS

58.1       Subject to any rights or restrictions attaching to any shares:

           (A) on a show of hands every member who is entitled to vote on the relevant matter and who (being an individual) is present in person or (being a corporation) is present by a duly authorised representative who is not himself a member entitled to vote shall have one vote; and

           (B) on a poll every member who is entitled to vote on the relevant matter shall have one vote for every share of which he is the holder.

58.2 In the case of joint holders, the vote of the senior who tenders a vote shall be accepted to the exclusion of the votes of the other joint holders. Seniority shall be determined by the order in which the names of the holders stand in the Register of Members in respect of the joint holding.

58.3 A member in respect of whom an order has been made by any court or official having jurisdiction (whether in the United Kingdom or elsewhere) in matters concerning mental disorder or incapacity may vote, on a show of hands or on a poll, by his guardian or other person duly authorised to act on his behalf, who may vote on a poll by proxy. Evidence to the satisfaction of the Board of the authority of the person claiming the right to vote shall be deposited at the Registered Office, or at such other place as is specified in accordance with these Articles for the deposit of instruments of proxy, not less than 48 hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised, and in default the right to vote shall not be exercisable.

59         CHAIRMAN'S CASTING VOTE

           In the case of an equality of votes, either on a show of hands or on a poll, the chairman of the meeting shall be entitled to a further or casting vote in addition to any other vote he may have or be entitled to exercise.

60         VOTING RESTRICTIONS ON AN OUTSTANDING CALL

           Unless the Board decides otherwise, no member shall be entitled to be present or vote at any meeting either personally or by proxy until he has paid all calls due and payable on every share held by him whether alone or jointly with any other person together with interest and expenses (if any) to the Company.

61         PROXY INSTRUMENT

61.1 The appointment of a proxy shall be in any usual form or in any other form which the Board may approve and, in the case of an instrument in writing, shall be executed by the appointor or his attorney duly authorised in writing. In the case of an instrument in writing, a corporation may execute a form of proxy either under its common seal (or in any other manner permitted by law and having the same effect as if executed under seal) or under the hand of a duly authorised officer, attorney or other person. If permitted by the Board, the appointment of a proxy may be by electronic communication in such manner and form and subject to such stipulations, conditions or restrictions and require such evidence of valid execution as the Board may require. A member may appoint more than one proxy to attend on the same occasion, but only one proxy may be appointed in respect of any one share. The appointment of a proxy shall not preclude a member from attending and voting at the meeting or at any adjournment of it. A proxy need not be a member of the Company. A form of proxy shall, unless it provides to the contrary, be valid for any adjournment of the meeting to which it relates.

61.2 Without limiting the foregoing, in relation to any shares which are held in uncertificated form, the Directors may from time to time permit appointments of a proxy to be made by means of an electronic communication in the form of an Uncertificated Proxy Instruction and may in a similar manner permit supplements to, or amendments or revocations of, any such Uncertificated Proxy Instruction to be made by like means. The Directors may in addition prescribe the method of determining the time at which any such properly authenticated dematerialised instruction (and/or other instruction or notification) is to be treated as received by the Company or such participant. The Directors may treat any such Uncertificated Proxy Instruction which purports to be or is expressed to be sent on behalf of a holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that holder.

61.3 The appointment of a proxy and any authority under which it is executed or a copy of the authority certified notarially in accordance with the Powers of Attorney Act 1971 or in some other way approved by the Board may:

           (A) in the case of an instrument in writing be deposited at the Registered Office or at such other place in the United Kingdom as is specified in the notice convening the meeting, or in any instrument of proxy sent out by the Company in relation to the meeting, not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote; or

           (B) in the case of an appointment contained in an electronic communication, where an address has been specified for the purpose of receiving electronic communications:

                      (1)        in the notice convening the meeting; or

                      (2) in any instrument of proxy sent out by the Company in relation to the meeting; or

                      (3) in any invitation contained in an electronic communication to appoint a proxy issued by the Company in relation to the meeting be received at such address not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the appointment proposes to vote;

           (C) in the case of a poll taken more than 48 hours after it was demanded, be deposited or received at the place referred to in paragraph 61.3(A) or 61.3(B) (as appropriate) of this Article after the poll has been demanded and not less than 24 hours before the time appointed for taking the poll; or

           (D) where the poll is not taken forthwith but is taken not more than 48 hours after it was demanded, be delivered at the meeting to the chairman of the meeting, the Secretary or any Director, and an appointment of proxy which is not deposited, delivered or received in a manner so permitted shall be invalid (unless the Board, in its absolute discretion in relation to any such appointment, waives any such requirement and decides to treat such appointment as valid). The appointment of a proxy will not be valid after twelve
           (12) months from its date or the date of its execution, except at an adjourned meeting or on a poll demanded at a meeting or an adjourned meeting in cases where the meeting was originally held within twelve
           (12) months from such date.

61.4 When two or more valid but differing appointments of proxy are delivered or received in respect of the same share for use at the same meeting and in respect of the same matter, the one which is last validly delivered or received (regardless of its date or of the date of its execution) shall be treated as replacing and revoking the other or others as regards that share. If the Company is unable to determine which appointment was last validly delivered or received, none of them shall be treated as valid in respect of that share.

61.5 An appointment of proxy shall be deemed (unless the contrary is stated in it) to confer authority to demand or join in demanding a poll, and to vote, on a poll, on a resolution or a motion or an amendment of a resolution put to, or other business which may properly come before, the meeting or meetings for which it is given or any adjournment of any such meeting, as the proxy thinks fit. Such appointment shall not confer any further right to speak at the meeting or to vote on a show of hands, except with the permission of the chairman of the meeting.

61.6 The Board may at the expense of the Company send forms of appointment of proxy to the members by post, by electronic communication or otherwise (with or without provision for their return by pre-paid post) for use at any general meeting or at any separate meeting of the holders of any class of shares, either in blank or nominating as proxy in the alternative any one or more of the Directors or any other person. If for the purpose of any meeting invitations to appoint as proxy a person or one of a number of persons specified in the invitations are issued at the Company's expense, they shall be issued to all (and not to some only) of the members entitled to be sent notice of the meeting and to vote at it. The accidental omission to send such a form of appointment or to give such an invitation to, or the non-receipt of such form of appointment by, any member entitled to attend and vote at a meeting shall not invalidate the proceedings at that meeting.

61.7 Notwithstanding paragraph 61.6 of this Article, if a general meeting is convened in accordance with Article 136, the Board may include a form of proxy as an integral part of such advertisement. Such form of proxy may invite members to appoint as proxy a person or one of a number of persons specified therein, notwithstanding that such advertisement or form of proxy is not received by or does not otherwise come to the attention of any member. The proceedings at any meeting so convened shall not be invalidated as a result of the adoption of the foregoing procedure.

61.8 For the purposes of this Article the following expressions shall have the following meanings:

           "ADDRESS", in relation to electronic communications, includes any number or address used for the purposes of such communications;

           the terms "RELEVANT SYSTEM" and "PROPERLY AUTHENTICATED DEMATERIALISED INSTRUCTION" shall have the meanings given in the Uncertificated Securities Regulations;

           the term "UNCERTIFICATED PROXY INSTRUCTION" means a properly authenticated dematerialised instruction, and/or other instruction or notification, which is sent by means of the relevant system concerned and received by such participant in that system acting on behalf of the Company as the Directors may prescribe, in such form and subject to such terms and conditions as may from time to time be prescribed by the Directors (subject always to the facilities and requirements of the relevant system concerned).

62         TERMINATION OF PROXY OR CORPORATE AUTHORITY

           A vote given or poll demanded by proxy or by the duly authorised representative of a corporation shall be valid notwithstanding the death or mental disorder of the principal or previous termination of the authority of the person voting or demanding a poll, unless notice of the death, mental disorder or termination was received by the Company at the Registered Office, or at such other place at which the instrument of proxy was duly deposited, or, where the appointment of proxy was contained in an electronic communication, at the address at which such appointment was duly received, at least one hour before the commencement of the meeting or adjourned meeting at which the vote is given or the poll demanded or (in the case of a poll not taken on the same day as the meeting or adjourned meeting) at least one hour before the time appointed for taking the poll.

           In this Article, "ADDRESS", in relation to electronic communications, includes any number or address used for the purposes of such communications.

63         CORPORATE REPRESENTATIVES

           A corporation which is a member may, by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or at any separate meeting of the holders of any class of shares. Any person so authorised shall be entitled to exercise the same powers on behalf of the corporation (in respect of that part of the corporation's holdings to which the authority relates) as the corporation could exercise if it were an individual member. The corporation shall for the purposes of these Articles be deemed to be present in person at any such meeting if a person so authorised is present at it. All references in these Articles to attendance and voting in person shall be construed accordingly. A Director, the Secretary or some other person authorised for the purpose by the Secretary may require the representative to produce a certified copy of the resolution so authorising him or such other evidence of his authority reasonably satisfactory to such person before permitting him to exercise his powers.

64         AMENDMENT TO RESOLUTIONS

64.1 If an amendment shall be proposed to any resolution but shall in good faith be ruled out of order by the chairman of the meeting, any error in such ruling shall not invalidate the proceedings on the substantive resolution.

64.2 In the case of a resolution duly proposed as a special or extraordinary resolution, no amendment to it (other than an amendment to correct a patent error) may be considered or voted on and in the case of a resolution duly proposed as an ordinary resolution no amendment to it (other than an amendment to correct a patent error) may be considered or voted on unless either at least 48 hours prior to the time appointed for holding the meeting or adjourned meeting at which such ordinary resolution is to be proposed notice in writing of the terms of the amendment and intention to move it has been lodged at the Registered Office or the chairman of the meeting in his absolute discretion decides that it may be considered or voted on.

65         OBJECTION TO ERROR IN VOTING

           No objection shall be raised to the qualification of any voter or to the counting of, or failure to count, any vote, except at the meeting or adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any such objection or error shall be referred to the chairman of the meeting (whose decision shall be final and conclusive), who shall not be obliged to take it into account unless he considers it to be of sufficient magnitude to affect the decision of the meeting. The chairman's decision on such matters shall be final and binding on all concerned.

                APPOINTMENT, RETIREMENT AND REMOVAL OF DIRECTORS

66         NUMBER OF DIRECTORS

           Unless and until otherwise determined by the Company by ordinary resolution, the number of Directors (other than alternate Directors) shall be not less than two in number. The Company may from time to time by ordinary resolution fix a maximum number of directors and from time to time vary that maximum number.

67         NO SHARE QUALIFICATION

           A Director need not hold any shares.

68         COMPANY'S POWER TO APPOINT DIRECTORS

           Subject to these Articles, the Company may by ordinary resolution appoint a person who is willing to act to be a Director, either to fill a vacancy or as an addition to the existing Directors, subject to the total number of Directors not exceeding any maximum number fixed by or in accordance with these Articles.

69         BOARD'S POWER TO APPOINT DIRECTORS

69.1 Without prejudice to the Company's power to appoint a person to be a Director pursuant to these Articles, the Board shall have power at any time to appoint any person who is willing to act as a Director, either to fill a vacancy or as an addition to the existing Board, subject to the total number of Directors not exceeding any maximum number fixed by or in accordance with these Articles.

69.2 Any Director so appointed shall, if still a Director, retire at the next annual general meeting after his appointment and be eligible to stand for election as a Director at such meeting. Such person shall not be taken into account in determining the number or identity of Directors who are to retire by rotation at such meeting.

70         APPOINTMENT OF EXECUTIVE DIRECTORS

           Subject to the Act, the Board may appoint one or more of its members to an executive office or other position of employment with the Company for such term (subject to the Act) and on any other conditions the Board thinks fit. The Board may revoke, terminate or vary the terms of any such appointment, without prejudice to a claim for damages for breach of contract between the Director and the Company.

71         ELIGIBILITY OF NEW DIRECTORS

           No person, other than a Director retiring (by rotation or otherwise), shall be appointed or re-appointed a Director at any general meeting unless:

           (A)        he is recommended for appointment by the Board; or

           (B) not less than 14 nor more than 35 days (inclusive of the date on which the notice is given) before the date appointed for the meeting, a notice executed by a member (other than the person to be proposed) qualified to vote at the meeting has been given to the Company at the Registered Office of the intention to propose such person for appointment or re-appointment, stating the particulars which would, if he were so appointed or re-appointed, be required to be included in the Company's register of directors, accompanied by a notice executed by that person of his willingness to be appointed or re-appointed.

72         ROTATIONAL RETIREMENT AT ANNUAL GENERAL MEETING

72.1 Each Director is subject to retirement by rotation in accordance with this Article 72, subject to Articles 69.2 and 74.1.

72.2 At each annual general meeting one-third of the Directors who are subject to retirement by rotation or, if their number is not three nor a multiple of three, the number nearest to but not less than one-third shall retire from office, subject to paragraph 72.3 of this Article. If there are fewer than three Directors who are subject to retirement by rotation, one of them shall retire from office at the annual general meeting.

72.3 The Directors to retire by rotation on each occasion shall at least include those of the Directors who held office at the time of the two preceding annual general meetings and who did not retire by rotation at either of them.

72.4 Subject to the Act and these Articles, the Directors to retire by rotation at each annual general meeting shall be, so far as necessary to obtain the number required, first, any Director who wishes to retire and not offer himself for re-election and secondly, those Directors who have been longest in office since their last appointment or re-appointment. As between two or more Directors who have been in office an equal length of time, the Director to retire shall, in default of agreement between them, be determined by lot. The Directors to retire on each occasion (both as to number and identity) shall be determined by the composition of the Board at the start of business seven days before the date of the notice convening the annual general meeting notwithstanding any change in the number or identity of the Directors after that time but before the close of the meeting.

72.5 If the Board so decides, one or more other Directors selected by the Board may also retire at an annual general meeting as if any such other Director was also retiring by rotation at that meeting in accordance with these Articles.

73         POSITION OF RETIRING DIRECTOR

73.1 A Director who retires at an annual general meeting (whether by rotation or otherwise) may, if willing to act, be re-appointed. If he is not re-appointed or deemed to have been re-appointed, he shall retain office until the meeting appoints someone in his place or, if it does not do so, until the end of the meeting.

73.2 At any general meeting at which a Director retires by rotation the Company may fill the vacancy and, if it does not do so, the retiring Director shall, if willing, be deemed to have been re-appointed unless it is expressly resolved not to fill the vacancy or a resolution for the re-appointment of the Director is put to the meeting and lost or such Director has attained any retiring age applicable to him as Director pursuant to the Act.

74         NO AGE LIMIT

74.1 No person shall be disqualified from being appointed or re-appointed as a Director by reason of his attaining the age of seventy, but any Director who reaches the age of seventy shall retire at the annual general meeting immediately following his seventieth birthday and, if willing to act, must seek re-appointment at that and each subsequent annual general meeting.

74.2 It shall not be necessary to give special notice under the Statutes of any resolution appointing, re-appointing or approving the appointment of a Director by reason of his age.

74.3 Where a general meeting is convened at which a Director will be proposed for appointment or re-appointment who, to the knowledge of the Directors, will be seventy or more at the date of the meeting, the Board shall give notice of his age in the notice convening the meeting or in any document sent with it. The accidental omission to give such notice shall not invalidate any proceedings at the meeting or any appointment or re-appointment of such Director.

75         REMOVAL BY ORDINARY RESOLUTION

           In addition to any power of removal under the Act, the Company may:

           (A) by ordinary resolution of which special notice has been given in accordance with section 379 of the Act remove any Director before the expiration of his period of office, but without prejudice to any claim for damages which he may have for breach of any contract of service between him and the Company; and

           (B) by ordinary resolution appoint another person who is willing to act to be a Director in his place (subject to these Articles).

           Any person so appointed shall be treated, for the purposes of determining the time at which he or any other Director is to retire, as if he had become a Director on the day on which the person in whose place he is appointed was last appointed or re-appointed a Director.

76         VACATION OF DIRECTOR'S OFFICE

76.1 Without prejudice to the provisions in these Articles for retirement (by rotation or otherwise) the office of a Director shall be vacated if:

           (A) he resigns by notice in writing delivered to the Secretary at the Registered Office or tendered at a Board meeting;

           (B) he only held office as a Director for a fixed term and such term expires;

           (C) he ceases to be a Director by virtue of any provision of the Act, is removed from office pursuant to these Articles or the Act or becomes prohibited by law from being a Director;

           (D) he becomes bankrupt, has an interim receiving order made against him, makes any arrangement or compounds with his creditors generally or applies to the court for an interim order in connection with a voluntary arrangement under any legislation relating to insolvency;

           (E) an order is made by any court of competent jurisdiction on the ground (however formulated) of mental disorder for his detention or for the appointment of a guardian or receiver or other person to exercise powers with respect to his property or affairs or he is admitted to hospital in pursuance of an application for admission for treatment under any legislation relating to mental health and the Board resolves that his office be vacated;

           (F) he is absent, without permission of the Board, from Board meetings for six consecutive months (whether or not an alternate Director attends in his place) and the Board resolves that his office be vacated;

           (G) he is removed from office by notice in writing from the Secretary or any Director sent to him at his address as shown in the Company's register of directors following a resolution or other decision of not less than three-quarters in number of all the other Directors (without prejudice to any claim for damages which he may have for breach of contract against the Company); or

           (H) in the case of a Director who holds executive office, his appointment to such office is terminated or expires and a majority of all the other Directors resolve that his office of director be vacated.

76.2 A resolution of the Board declaring a Director to have vacated office pursuant to this Article shall be conclusive as to the fact and grounds of vacation stated in the resolution.

                               ALTERNATE DIRECTORS

77         APPOINTMENT

77.1 A Director (other than an alternate Director) may appoint any other Director or any person approved for that purpose by the Board and willing to act, to be his alternate by notice in writing delivered to the Secretary at the Registered Office, or in any other manner approved by the Board.

77.2 The appointment of an alternate Director who is not already a Director shall:

           (A) require the approval of either a majority of the Directors or the Board by way of a Board resolution; and

           (B) not be effective until his consent to act as an alternate Director in the form prescribed by the Statutes has been received by the Secretary at the Registered Office.

77.3 An alternate Director need not hold a share qualification and shall not be counted in reckoning any maximum or minimum number of Directors allowed by these Articles.

78         RESPONSIBILITY

78.1 Every person acting as an alternate Director shall (except as regards power to appoint and remuneration) be subject in all respects to the provisons of these Articles and shall be an officer of the Company

78.2 An alternate Director shall alone be responsible to the Company for his own acts and defaults and shall not be deemed to be the agent of the Director appointing him.

79         PARTICIPATION AT BOARD MEETINGS

           An alternate Director shall be entitled to receive notice of all meetings of the Board and all committees of the Board of which his appointor is a member in the same manner as set out in Article 99 and, in the absence from such meetings of his appointor, to attend and vote at such meetings and to exercise all the powers, rights, duties and authorities of his appointor (other than the power to appoint an alternate Director). A Director acting as alternate Director shall have a separate vote at Board meetings for each Director for whom he acts as alternate Director, but he shall count as only one for the purpose of determining whether a quorum is present.

80         INTERESTS

           An alternate Director shall be entitled to contract and be interested in and benefit from contracts or arrangements with the Company and to be repaid expenses and to be indemnified in the same way and to the same extent as a Director. However, he shall not be entitled to receive from the Company any fees for his services as alternate, except only such part (if any) of the fee payable to his appointor as such appointor may by notice in writing to the Company direct. Subject to this Article, the Company shall pay to an alternate Director such expenses as might properly have been paid to him if he had been a Director.

81         TERMINATION OF APPOINTMENT

           An alternate Director shall cease to be an alternate Director:

           (A) if his appointor revokes his appointment by notice delivered to the Secretary at the Registered Office or in any other manner approved by the Board; or

           (B) if his appointor ceases for any reason to be a Director, provided that if any Director retires but is re-appointed or deemed to be re-appointed at the same meeting, any valid appointment of the alternate Director which was in force immediately before his retirement shall remain in force; or

           (C) if any event happens in relation to him which, if he were a Director, would cause his office as Director to be vacated.

                                  BOARD POWERS

82         BOARD POWERS

           Subject to the Act, the Company's memorandum of association and these Articles and as may be prescribed in general meeting of the Company, the business of the Company shall be managed by the Board, which may exercise all the powers of the Company whether relating to the management of the business or not. No alteration of the memorandum of association or of these Articles nor any regulation made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if such alteration had not been made or regulation had not been given. The provisions in these Articles giving specific powers to the Board shall not limit the general powers given by this Article.

83         DIRECTORS BELOW THE MINIMUM NUMBER

           If the number of Directors is less than the minimum prescribed in accordance with these Articles, the remaining Director or Directors shall act only for the purposes of appointing an additional Director or Directors to make up such minimum or of convening a general meeting of the Company for the purpose of making such appointment. If there are no Director or Directors able or willing to act, any two members may summon a general meeting for the sole purpose of appointing Directors. Any additional Director so appointed shall hold office (subject to these Articles) only until the dissolution of the annual general meeting next following such appointment unless he is re-elected during such meeting.

84         DELEGATION TO EXECUTIVE DIRECTORS

           The Board may delegate to a Director holding executive office any of its powers, authorities and discretions for such time and on such terms and conditions as it shall think fit. The Board may grant to a Director the power to sub-delegate, and may retain or exclude the right of the Board to exercise the delegated powers, authorities or discretions collaterally with the Director. The Board may at any time revoke the delegation or alter its terms and conditions.

85         DELEGATION TO COMMITTEES

85.1 The Board may delegate any of its powers, authorities and discretions (including, without limitation, those relating to the payment of monies or other remuneration to, and the conferring of benefits on, a Director) for such time and on such terms and conditions as it shall think fit to a committee consisting of one or more Directors and (if thought fit) one or more other persons. The Board may grant to the committee the power to sub-delegate and may at any time revoke the delegation or alter its terms and conditions or discharge the committee in whole or in part. Where a provision of the Articles refers to the exercise of a power, authority or discretion by the Board and that power, authority or discretion has been delegated by the Board to a committee, the provision shall be construed as permitting the exercise of the power, authority or discretion by the committee.

85.2       The Board's power under these Articles to delegate to a committee:

           (A) includes (without limitation) the power to delegate the determination of any fee, remuneration or other benefit to be paid or provided to any Director; and

           (B) is not limited by the fact that in some Articles but not others express reference is made to particular powers being exercised by the Board or by a committee.

86         LOCAL MANAGEMENT

           The Board may establish local or divisional boards, agencies or branch offices for managing the affairs of the Company in a specified locality, either in the United Kingdom or elsewhere, and may appoint persons to be members of a local or divisional board, agency or branch office and may fix their remuneration. The Board may delegate to a local or divisional board, agency or branch office any of its powers, authorities and discretions for such time and on such terms and conditions as it thinks fit. The Board may grant to such local or divisional board, agency or branch office the power to sub-delegate, may retain or exclude the right of the Board to exercise the delegated powers, authorities or discretions collaterally with the local or divisional board, agency or branch office and may authorise the members of a local or divisional board, agency or branch (or any of them) to fill a vacancy or to act despite a vacancy. The Board may at any time revoke or alter the terms and conditions of the appointment or delegation. Subject to the terms and conditions imposed by the Board, the proceedings of a local or divisional board, agency or branch office with two or more members are governed by those Articles that regulate the proceedings of the Board, so far as applicable.

87         DELEGATION TO AGENTS

           The Board may, by power of attorney or otherwise, appoint a person to be the agent of the Company and may delegate to such person any of its powers, authorities and discretions for such purposes, for such time and on such terms and conditions (including as to remuneration) as it thinks fit. The Board may grant the power to sub-delegate and may retain or exclude the right of the Board to exercise the delegated powers, authorities or discretions collaterally with the agent. The Board may at any time revoke or alter the terms and conditions of the appointment or delegation.

88         EXERCISE OF VOTING POWER

           The Board may exercise or cause to be exercised the voting power conferred by shares in any other body corporate held or owned by the Company, or any power of appointment to be exercised by the Company, in any manner it thinks fit (including the exercise of the voting power or power of appointment in favour of the appointment of any Director as a director or other officer or employee of such company or in favour of the payment of remuneration to the directors, officers or employees of such company).

89         PROVISION FOR EMPLOYEES

           The Board may exercise any power conferred on the Company by the Act to make provision for the benefit of persons employed or formerly employed by any member of the Group (or any member of his family or any person who is dependent on him) in connection with the cessation or the transfer to any person of the whole or part of the undertaking of such member of the Group.

90         OVERSEAS REGISTERS

           Subject to the Act and the Uncertificated Securities Regulations, the Board may exercise the powers conferred on the Company with regard to the keeping of an overseas branch, local or other register in relation to members and may make and vary such regulations as it thinks fit concerning the keeping of any such register.

91         ASSOCIATE DIRECTORS

           The Board may appoint any person (not being a Director) to any office or employment having a designation or title including the word "DIRECTOR" or attach to any existing office or employment with the Company such designation or title and may terminate any such appointment or the use of such designation or title. The inclusion of the word "DIRECTOR" in the designation or title of any such office or employment shall not imply that such person is, or is deemed to be, or is empowered in any respect to act as, a Director for any of the purposes of the Act or these Articles.

92         POWERS OF BORROWING AND MORTGAGING

92.1 Subject to this Article and to the provisions of the Statutes, the Board may exercise all the powers of the Company to borrow money, and to mortgage or charge all or any part of the undertaking, property and assets (present or future), and the uncalled capital of the Company, and to issue debentures and other securities, whether outright or a collateral security for any debt, liability or obligation of the Company or of any third party.

92.2 The Board shall restrict the borrowings of the Company and shall exercise all voting and other rights or powers of control exercisable by the Company in relation to its subsidiaries so as to ensure (as regards subsidiaries, to the extent possible by such exercise) that the aggregate amount from time to time outstanding of all Monies Borrowed by the Group and for the time being owing, subject as hereinafter provided, to any person other than a member of the Group less Cash and Liquid Resources does not at any time, without the previous sanction of an ordinary resolution of the Company, exceed, subject as provided below, an amount equal to three times the Adjusted Equity Shareholders' Funds.

92.3 For the purpose of this Article the following expressions shall have the following meanings:

           "CASH AND LIQUID RESOURCES" means an amount equal to the aggregate for the time being outstanding of all cash deposits with banks (not being the Company or any subsidiary undertaking of the Company), certificates of deposit and securities of governments and companies and similar instruments owned by the Company and/or any subsidiary undertaking of the Company which are or which represent amounts available for repayment of any moneys borrowed falling to be taken into account for the purpose of the limits contained in paragraphs
           92.2 and 92.4(F) of this Article, but excluding:

           (A) a proportion of the total amount for the time being outstanding of cash deposits, certificates of deposit, securities of governments or companies and similar instruments owned by any partly owned subsidiary undertaking which would otherwise fall to be included, such proportion being that which the issued ordinary share capital of such partly owned subsidiary undertaking which is not for the time being beneficially owned directly or indirectly by the Company bears to the whole of its issued ordinary share capital;

           (B) cash deposits of, and certificates of deposit and securities of governments or companies and similar instruments representing, any moneys referred to in paragraph 92.4(G)(3) of this Article.

           "ADJUSTED EQUITY SHAREHOLDERS' FUNDS" means, subject to the qualification in paragraph 92.4(H) of this Article, a sum equal to the aggregate of:-

           (A) the amount paid up or credited as paid up on the issued share capital of the Company; and

           (B) the amount standing to the credit of the reserves of the Group (including without limitation any share premium account, capital redemption reserve, property revaluation reserve and unappropriated balance of grants including, without limitation, investment grants) after adding thereto or deducting therefrom any balance standing to the credit or debit of the profit and loss account of the Group, all based on the then latest published consolidation balance sheet of the Group (whether contained in an annual report and accounts, an interim report or a circular, which has been sent by post to members of the Company) but after:

                      (1) adding back to reserves amounts charged in respect of any deferred tax liabilities and any deficit relating to pensions and other post retirement benefits, and deducting from reserves amounts credited in respect of any deferred tax assets and any surpluses relating to pensions and other post retirement benefits;

                      (2) making such adjustments as may be appropriate in respect of any variation in the amount of such paid-up share capital or any such capital and reserves subsequent to the relevant balance sheet date, and so that for this purpose if any issue or proposed issue of shares by a member of the Group for cash has been underwritten then such shares shall be deemed to have been issued and the amount (including the premium) of the subscription monies payable in respect thereof (not being monies payable later than six months after the date of allotment) shall to the extent so underwritten be deemed to have been paid up on the date when the issue of such shares was underwritten (or, if such underwriting was conditional, on the date when it became unconditional);

                      (3) making such adjustments as may be appropriate in respect of any distribution declared, recommended or made by any member of the Group (otherwise than attributable to a member of the Group) out of profits earned up to and including the date of the published consolidated balance sheet of the Group to the extent that such distribution is not provided for in such balance sheet;

                      (4) making such adjustments as may be appropriate in respect of any variation in the interests of the Company in its subsidiaries since the date of the published consolidated balance sheet of the Group;

                      (5) making all such adjustments, if the calculation is required for the purposes of or in connection with a transaction under or in connection with which any company is to become or cease to be a subsidiary undertaking, as would be appropriate if such transaction had been carried into effect;

                      (6)        excluding minority interests in subsidiaries;
                                 and

                     Subject only to the next paragraph, the determination of the Auditors as to the amount of the Adjusted Equity Shareholders' Funds or as to the aggregate amount of monies borrowed falling to be taken into account for the purposes of, or as to compliance with, the foregoing limit at any time shall be conclusive and binding on all concerned, and for the purposes of their computation the Auditors may at their discretion make such further adjustments as they think fit.

                     For the purposes of this Article the Board may at any time act in reliance on a bona fide estimate of the amount of the Adjusted Equity Shareholders' Funds and if in consequence the limit hereinbefore contained is inadvertently exceeded, an amount borrowed equal to the excess may be disregarded until the expiration of 122 days after the date on which the Board became aware that such a situation had or may have arisen.

                     Save as otherwise provided in this Article, the latest published consolidated balance sheet of the Group whether prepared on an historical cost or a current cost account basis, or on any other generally accepted accounting principles. shall be definitive for the purposes of establishing the amount of Adjusted Equity Shareholders' Funds.

92.4 For the purpose of the foregoing limit the following provisions shall apply:

           (A) Where the amount raised by the Company or any of its subsidiaries by the issue of any debentures, debenture stocks, loan stocks, bonds, notes or other indebtedness is less than the nominal or principal amount thereof (including for these purposes any fixed or minimum premium payable on final redemption or repayment, but disregarding the expenses of any such issue), the amount to be treated as monies borrowed for the purpose of this Article shall, so long as the nominal or principal amount of such monies borrowed is not presently due and payable, be the nominal or principal amount thereof (together with any fixed or minimum premium payable on final redemption or repayment), but after deducting therefrom the unexpired portion of any discount applied to such amount in the published consolidated balance sheet of the Group.

                      Any references in this Article to debentures or monies borrowed, or to the nominal or principal amount thereof, shall, accordingly, be read subject to the provisions of this paragraph 92.4(A).

           (B) "MONIES BORROWED" means amounts, subject as hereinafter provided, to have been borrowed and to be outstanding as monies borrowed (together with any fixed or minimum premium payable on final redemption or repayment) by the relevant member of the Group (but only to the extent that the same would not otherwise fall to be taken into account):

                      (1) the nominal or principal amount of any share capital, debentures or monies borrowed from any person or body whether corporate or unincorporated, the beneficial interest of which or the right to payment or repayment of which is not for the time being owned by, and the repayment of which is guaranteed or secured by or is the subject of an indemnity given or assumed by, any member of the Group;

                      (2) the principal amount raised by any member of the Group by acceptances or other discounted bills of exchange (not being acceptances or other discounted bills of exchange in relation to the purchase of goods in the ordinary course of trading) or under any acceptance credit opened on its behalf and in its favour by any bank or accepting house;

                      (3) the principal amount for the time being owing in respect of any debentures of any member of the Group whether issued or incurred in whole or in part for cash or otherwise which are not for the time being beneficially owned within the Group; and

                      (4) the nominal amount of any issued share capital of any subsidiary undertaking of the Company (not being equity share capital which as regards capital has rights no more favourable than those attached to its ordinary share capital) not for the time being beneficially owned by any member of the Group.

           (C) Monies borrowed by any member of the Group from bankers or others for the purpose of financing any contract up to an amount not exceeding that part of the price receivable under such contract which is guaranteed or insured by the Export Credits Guarantee Department or any other institution or organisation carrying on a similar business in any part of the world shall be deemed not to be monies borrowed.

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
           (D) Monies borrowed (including share capital to which paragraph 92.4(B)(4) of this Article applies) by a partly-owned subsidiary undertaking of the Group (after excluding any monies borrowed owing between members of the Group) shall be deemed to be reduced by an amount equal to the minority proportion (namely the proportion of the issued equity share capital of such partly-owned subsidiary undertaking which is not for the time being beneficially owned within the Group) of such monies borrowed (including such share capital as aforesaid). Monies borrowed by a member of the Group from a partly-owned subsidiary undertaking of the Group which would fall to be excluded as being monies borrowed owing between members of the Group shall nevertheless be included to the extent of an amount equal to such minority proportion of such monies borrowed.

           (E) Monies borrowed shall not include any monies borrowed which are for the time being deposited with any governmental authority or body in any part of the world in connection with import deposits or any similar governmental scheme to the extent that the member of the Group making such deposit retains its interest therein.

           (F) Monies borrowed equal to the amount of borrowings of a company which becomes a member of the Group after the date hereof and which are outstanding at the date when such company becomes such a member shall for the period of twelve months from the date of such event be deemed not to be monies borrowed for the purposes of the limit contained in this Article, provided always that monies borrowed by the Group (including monies otherwise excluded pursuant to this sub-paragraph) shall not exceed an amount equal to four times the Adjusted Equity Shareholders' Funds.

           (G) For the avoidance of doubt it is hereby expressly provided that for the purposes of the foregoing limit the following sums shall, without limitation, be deemed not to be monies borrowed of the Group:

                      (1) sums advanced or paid to any member of the Group (or its agents or nominee) by customers of any member of the Group as unexpended customer receipts or progress payments pursuant to any contract between such customer and a member of the Group in relation thereto;

                      (2) sums which fall to be treated as monies borrowed by any member of the Group by reason only of any current statement of standard accounting practice or other accounting principle or practice; and

                      (3) monies held by any member of the Group whether on deposit or current account or otherwise in connection with any scheme for the benefit of employees or their dependants.

           (H) For the purpose of determining whether the limit imposed by this Article has been exceeded on any particular day, those reserves of the Group denominated in and the principal amount of any borrowing expressed in or calculated by reference to a currency other than sterling shall be translated for the purpose of calculating the sterling equivalent at the rate of exchange prevailing on that day in London (and so that for this purpose the rate of exchange shall be taken as the middle market rate as at approximately 11.00 a.m. on the relevant day) provided that if such limit is thereafter exceeded as a consequence only of any changes in exchange rates there shall be deemed to have been no breach of this Article unless and until such limits shall, by reason only of such changes, have been continuously exceeded for a period of one hundred and eighty-two days from the time when such breach came to the notice of the Company.

92.5 Notwithstanding the foregoing, no person dealing with the Company or any of its subsidiaries shall be concerned to see or enquire whether the limit imposed by the provisions of this Article is observed and no debt incurred or security given in excess of such limits shall be invalid or ineffectual unless the lender or the recipient of the security had, at the time when the debt was incurred or the security given, express actual notice that the said limit had been or would thereby be exceeded.

                 DIRECTORS' REMUNERATION, EXPENSES AND BENEFITS

93         FEES

           The Company shall pay to the Directors (but not alternate Directors) for their services as Directors such aggregate amount of fees as the Board decides (not exceeding (L)500,000 per annum or such larger amount as the Company may by ordinary resolution decide). The aggregate fees shall be divided among the Directors in such proportions as the Board decides or, if no decision is made, equally. A fee payable to a Director pursuant to this Article shall be distinct from any salary, remuneration or other amount payable to him pursuant to other provisions of these Articles and accrues from day to day.

94         EXPENSES

           A Director may also be paid all travelling, hotel and other expenses properly incurred by him in connection with his attendance at meetings of the Board or of committees of the Board or general meetings or separate meetings of the holders of any class of shares or otherwise in connection with the discharge of his duties as a Director, including (without limitation) any professional fees incurred by him (with the approval of the Board or in accordance with any procedures stipulated by the Board) in taking independent professional advice in connection with the discharge of such duties.

95         REMUNERATION OF EXECUTIVE DIRECTORS

           The salary or remuneration of a Director appointed to hold employment or executive office in accordance with the Articles may be a fixed sum of money, or wholly or in part governed by business done or profits made, or as otherwise decided by the Board (including, for the avoidance of doubt, by the Board acting through a duly authorised Board committee), and may be in addition to or instead of a fee payable to him for his services as Director pursuant to these Articles.

96         SPECIAL REMUNERATION

           A Director who, at the request of the Board, goes or resides abroad, makes a special journey or performs a special service on behalf of or for the Company (including, without limitation, services as a chairman, deputy, or vice-chairman of the Board, services as a member of any Board committee and services which the Board considers to be outside the scope of the ordinary duties of a Director) may be paid such reasonable additional remuneration (whether by way of salary, bonus, commission, percentage of profits or otherwise) and expenses as the Board (including, for the avoidance of doubt, the Board acting through a duly authorised Board committee) may decide.

97         PENSIONS AND OTHER BENEFITS

           The Board may exercise all the powers of the Company to provide pensions or other retirement or superannuation benefits and to provide death or disability benefits or other allowances or gratuities (by insurance or otherwise) for a person who is or has at any time been a Director, an officer or a director or an employee of a company which is or was a member of the Group, a company which is or was allied to or associated with the Company or with a member of the Group or a predecessor in business of the Company or of a member of the Group (and for any member of his family, including a spouse or former spouse, or a person who is or was dependent on him). For this purpose the Board may establish, maintain, subscribe and contribute to any scheme, trust or fund and pay premiums. The Board may arrange for this to be done by the Company alone or in conjunction with another person. A Director or former Director is entitled to receive and retain for his own benefit any pension or other benefit provided in accordance with this Article and is not obliged to account for it to the Company.

                             DIRECTORS' PROCEEDINGS

98         BOARD MEETINGS

           Subject to these Articles, the Board may regulate its proceedings as it thinks fit.

99         NOTICE OF BOARD MEETINGS

           A Director may, and the Secretary at the request of a Director shall, call a meeting of the Board. Notice of a Board meeting shall be deemed to be duly given to a Director if it is given to him personally or by word of mouth or sent in writing to his last known address, whether in the United Kingdom or overseas, given to the Company by him for such purpose, or given by electronic communications to an address for the time being notified to the company by the Director. A Director may waive the requirement that notice of any Board meeting be given to him, either prospectively or retrospectively.

           In this Article "ADDRESS", in relation to electronic communications, includes any number or address used for the purposes of such communications.

100        QUORUM

           No business shall be transacted at any meeting of the Board unless a quorum is present. The quorum may be fixed by the Board and unless so fixed at any other number shall be two. An alternate Director who is not himself a Director shall, if his appointor is not present, be counted in the quorum. A duly convened Board meeting at which a quorum is present shall be competent to exercise any and all of the authorities, discretions and powers vested in or exercisable by the Board.

101        TELEPHONE PARTICIPATION

           A Director or his alternate Director may participate in a meeting of the Board or a committee of the Board through the medium of conference telephone, video conferencing or any other form of communication equipment if all persons participating in the meeting are able to hear and speak to each other throughout the meeting. A person participating in this way shall be deemed to be present in person at the meeting and shall be counted in a quorum and entitled to vote. Subject to the Statutes, all business transacted in this way by the Board or a committee of the Board shall be deemed for the purposes of the Articles to be validly and effectively transacted at a meeting of the Board or a committee of the Board even if one Director only is physically present at any one place. The meeting shall be deemed to take place where the largest group of those participating is assembled or, if there is no such group, where the chairman of the meeting then is.

102        BOARD CHAIRMAN

           The Board may appoint any Director to be, and may remove, a chairman, deputy or vice-chairman of the Board. The chairman or, in his absence, the deputy or vice-chairman, shall preside at all Board meetings. If there is no chairman, deputy or vice-chairman, or if at a Board meeting the chairman, deputy or vice-chairman is not present within five minutes after the time appointed for the meeting, or if none of them are willing to act as chairman, the Directors present may choose any Director present to be chairman of the meeting.

103        VOTING

           Questions arising at a meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote.

104        WRITTEN RESOLUTIONS

104.1 A resolution in writing executed by all the Directors for the time being entitled to receive notice of a Board meeting and in number not being less than a quorum, or by all the members of a committee of the Board for the time being entitled to receive notice of the meetings of such committee and in number not being less than a quorum of such committee, shall be as valid and effective for all purposes as a resolution duly passed at a meeting of the Board (or committee, as the case may be).

104.2      Such a resolution:

           (A) may consist of several documents in the same form each executed by one or more of the Directors or members of the relevant committee, including executions evidenced by facsimile transmission;

           (B) need not be signed by an alternate Director if it is signed by his appointor;

           (C) if signed by an alternate Director, need not also be signed by his appointor; and

           (D) to be effective, need not be signed by a Director who is prohibited by these Articles from voting on it, or by his alternate.

105        COMMITTEE PROCEEDINGS

           Proceedings of committees of the Board shall be conducted in accordance with regulations prescribed by the Board (if any). Subject to those regulations, such proceedings shall be conducted in accordance with applicable provisions of these Articles regulating the proceedings of the Board. Where the Board resolves to delegate any of its powers, authorities and discretions to a committee and such resolution states that the committee shall consist of any one or more named Directors, it shall not be necessary to give notice of a meeting of such committee to any Directors other than the Director or Directors who form the committee.

106        MINUTES

106.1      The Board shall cause minutes to be made of:

           (A) all appointments of officers and committees made by the Board and of any such officer's remuneration; and

           (B) the names of Directors present at every meeting of the Board, a committee of the Board, the Company or the holders of any class of shares or debentures, and all orders, resolutions and proceedings of such meetings.

106.2 Any such minutes, if purporting to be signed by the chairman of the meeting at which the proceedings were held or by the chairman of the next succeeding meeting or the Secretary, shall be prima facie evidence of the matters stated in them.

107        VALIDITY OF PROCEEDINGS

           All acts done in good faith by a meeting of the Board, or of a committee of the Board, or by a person acting as a Director, an alternate Director or a committee member shall, notwithstanding that it may be discovered afterwards that there was a defect in the appointment of any person so acting or that any of them were disqualified from holding office, or had vacated office, or were not entitled to vote, be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director, alternate Director or committee member and entitled to vote.

                             INTERESTS OF DIRECTORS

108        PERMITTED INTERESTS

           Subject to the Statutes and compliance with Article 109, a Director, notwithstanding his office:

           (A) may enter into or otherwise be interested in any contract, arrangement, transaction or proposal with the Company or in which the Company is otherwise interested, either in connection with his tenure of any office or place of profit or as vendor, purchaser or otherwise;

           (B) may hold any other office or place of profit under the Company (except that of auditor) in conjunction with the office of Director and may act by himself or through his firm in a professional capacity for the Company, and in any such case on such terms as to remuneration and otherwise as the Board may arrange, either in addition to or in lieu of any remuneration provided for by any other Article;

           (C) may be a director or other officer of, or employed by, or a party to any contract, arrangement, transaction or proposal with or otherwise interested in, any body corporate promoted by the Company or in which the Company is otherwise interested or as regards which the Company has any powers of appointment; and

           (D) shall not be liable to account to the Company for any profit, remuneration or other benefit realised by any such office, employment, contract, arrangement, transaction or proposal,

           and no such contract, arrangement, transaction or proposal shall be avoided on the grounds of any such interest or benefit.

109        DISCLOSURE OF INTERESTS TO BOARD

           A Director who is in any way (directly or indirectly) interested in any contract or arrangement or any other proposal with the Company shall declare the nature of his interest at the meeting of the Board at which the question of entering into the contract, arrangement or proposal is first considered, if he knows his interest then exists or, in any other case, at the first meeting of the Board after he knows that he is or has become so interested. For the purposes of this Article a general notice given to the Board by a Director that he is to be regarded as having an interest (of the nature and extent specified in the notice) in any contract, arrangement or proposal in which a specified person or class of persons is interested shall be deemed to be a sufficient disclosure under this Article in relation to such contract, arrangement or proposal of the nature and extent so specified.

110        INTERESTED DIRECTOR NOT TO VOTE OR COUNT FOR QUORUM

           A Director shall not vote on, or be counted in the quorum in relation to, any resolution of the Board or of a committee of the Board concerning any contract or arrangement or any other proposal to which the Company is or is to be a party and in which he has an interest which is to his knowledge a material interest (otherwise than by virtue of his interests in shares or debentures or other securities of, or otherwise in or through, the Company), other than a resolution:

           (A) relating to the giving of any security, guarantee or indemnity to him in respect of money lent or obligations incurred by him or by any other person at the request of or for the benefit of a member of the Group;

           (B) relating to the giving of any security, guarantee or indemnity in respect of a debt or obligation of a member of the Group for which he himself has assumed responsibility in whole or in part under a guarantee or indemnity or by the giving of security;

           (C) relating to, or in the context of, an offer of securities by a member of the Group in which he is or may be entitled to participate as a holder of securities or in the underwriting or sub-underwriting of which he is to participate;

           (D) relating to another company in which he does not have to his knowledge an interest in shares (as that term is used in sections 198 to 211 of the Act) representing one per cent. or more of either any class of the equity share capital, or the voting rights in, such company;

           (E) relating to an arrangement for the benefit of employees of any member of the Group which does not award him any privilege or benefit not generally awarded to the employees to whom such arrangement relates;

           (F) relating to any proposal concerning the adoption, modification or operation of a superannuation fund or retirement, death or disability benefits scheme under which he may benefit and which has been approved by or is subject to and conditional upon approval by the Board of Inland Revenue for taxation purposes; or

           (G) concerning insurance which the Company proposes to maintain or purchase for the benefit of Directors or for the benefit of persons including Directors.

111        DIRECTOR'S INTEREST IN OWN APPOINTMENT

           A Director shall not vote or be counted in the quorum on any resolution of the Board or committee of the Board concerning his own appointment (including fixing or varying or recommending the terms of his appointment or its termination) as a holder of any office or place of profit with the Company or any body corporate in which the Company is interested. Where proposals are under consideration concerning the appointment (including fixing or varying or recommending the terms of appointment or the termination thereof) of two or more Directors to offices or places of profit with the Company or any body corporate in which the Company is interested, such proposals may be divided and a separate resolution considered in relation to each Director. In such case each of the Directors concerned (if not debarred from voting under these Articles) shall be entitled to vote (and be counted in the quorum) in respect of each resolution except that concerning his own appointment.

112        CONCLUSIVE RULINGS ON DIRECTORS' INTERESTS

112.1 If any question arises at any meeting as to the materiality of the interest of a Director (other than the chairman of the meeting) or as to the entitlement of any Director (other than the chairman) to vote or be counted in the quorum and such question is not resolved by his voluntarily agreeing to abstain from voting or being counted in the quorum, such question shall be referred to the chairman of the meeting. The chairman's ruling in relation to such Director shall be conclusive and binding on all concerned (except in a case where the nature or extent of the interest of such Director, as known to him, has not been adequately disclosed to the meeting).

112.2 If any question arises at any meeting as to the materiality of the interest of the chairman of the meeting or as to his entitlement to vote or be counted in the quorum and such question is not resolved by his voluntarily agreeing to abstain from voting or being counted in the quorum, such question shall be decided by a resolution of the Directors or committee members present at the meeting (excluding the chairman), whose majority vote shall be conclusive and binding on all concerned (except in a case where the nature or extent of the interest of such chairman, as known to him, has not been adequately disclosed to the meeting).

113        CONNECTED PERSONS

           For the purposes of the provisions of these Articles concerning a Director's interests in relation to the Company, the interest of a person who is for the purposes of the Act connected (within the meaning of section 346 of the Act) with a Director shall be (if known by the Director to be an interest of any such connected person) treated as the interest of the Director and, in relation to an alternate Director, the interest of his appointor shall be treated as the interest of the alternate Director in addition to an interest which the alternate Director otherwise has. This Article applies to an alternate Director as if he were a Director.

114        SUSPENSION OR RELAXATION OF PROVISIONS CONCERNING DIRECTORS'
           INTERESTS

           Subject to the Act and to any relevant requirements of (to the extent applicable) the Listing Rules and/or the London Stock Exchange, the Company may by ordinary resolution suspend, vary or relax any provision in these Articles concerning a Director's interests in relation to the Company, either generally or in respect of any particular matter, or ratify any contract, arrangement or other proposal not authorised by reason of a contravention of any such provision.

                                    SECRETARY

115        SECRETARY

115.1 Subject to the Act, the Secretary may only be appointed and removed by the Board. The Board may appoint one or more persons to be a joint, deputy or assistant Secretary on such terms and conditions as it thinks fit.

115.2 Any provision of the Statutes or of these Articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as a Director and as, or in the place of, the Secretary.

                        SEALS AND DOCUMENT AUTHENTICATION

116        APPLICATION OF SEAL

116.1 Any Seal may be used only by the authority of the Board or of a committee of the Board. The Board may decide who is to sign an instrument to which the Seal is to be applied either generally or in relation to a particular instrument or type of instrument. The Board may decide, either generally or in a particular case, that a signature may be dispensed with or applied by mechanical or other means. Unless otherwise decided by the Board:

           (A) share certificates and certificates issued in respect of debentures or other securities to which the Seal is affixed (subject to the provisions of the relevant instrument) need not be signed or, if signed, a signature may be applied by mechanical or other means or may be printed; and

           (B) every other instrument to which the Seal is affixed shall be signed by one Director and by the Secretary or a second Director.

116.2 Every share certificate or share warrant shall be issued either under the Seal (which may be applied to it or printed on by mechanical or other means), or in such other manner as the Board, having regard to the terms of issue, the Act and (to the extent applicable) the Listing Rules and/or the London Stock Exchange, may authorise. All references in these Articles to the Seal shall be construed in relation to share certificates and share warrants accordingly.

117        OFFICIAL SEAL FOR USE ABROAD

           The Company may exercise the powers conferred by the Act with regard to having an official seal for use abroad, and those powers shall be vested in the Board.

118        DIRECTORS OR SECRETARY TO AUTHENTICATE OR CERTIFY

           A Director or the Secretary or any person appointed by the Board for the purpose may authenticate any documents relating to the constitution of the Company (including the memorandum of association and these Articles) and any resolutions passed by the Company or holders of a class of shares or the Board or any committee of the Board and any books, records, documents and accounts relating to the business of the Company, and may certify copies of or extracts from any such items as true copies or extracts.

                          DIVIDENDS AND OTHER PAYMENTS

119        DECLARATION

           Subject to the Act and these Articles, the Company may by ordinary resolution declare a dividend to be paid to members according to their respective rights and interests in the profits of the Company. No such dividend shall exceed the amount recommended by the Board.

120        INTERIM DIVIDENDS

           Subject to the Statutes, the Board may pay such interim dividends (including any dividend payable at a fixed rate) as appears to the Board to be justified by the profits of the Company available for distribution. If at any time the share capital is divided into different classes, the Board may pay such interim dividends on shares which rank after shares conferring preferential rights with regard to dividend as well as on shares conferring preferential rights, unless at the time of payment any preferential dividend is in arrears. If the Board acts in good faith, it shall not incur any liability to the holders of shares conferring preferential rights for any loss that they may suffer by the lawful payment of an interim dividend on any shares ranking after those with preferential rights.

121        ENTITLEMENT TO DIVIDENDS

121.1 Except as otherwise provided by these Articles or the rights attached to shares:

           (A) a dividend shall be declared and paid according to the amounts paid up (otherwise than in advance of calls) on the nominal value of the shares on which the dividend is paid; and

           (B) dividends shall be apportioned and paid proportionately to the amounts paid up on the nominal value of the shares during any portion or portions of the period in respect of which the dividend is paid, but if any share is issued on terms that it shall rank for dividend as from a particular date, it shall rank for dividend accordingly.

121.2 Except as otherwise provided by these Articles or the rights attached to shares:

           (A) a dividend may be paid in any currency or currencies decided by the Board; and

           (B) the Company may agree with a member that any dividend declared or which may become due in one currency will be paid to the member in another currency,

           for which purpose the Board may use any relevant exchange rate current at any time as the Board may select for the purpose of calculating the amount of any member's entitlement to the dividend.

122        PAYMENT METHODS

122.1 The Company may pay a dividend, interest or other amount payable in respect of a share by any method which the Board considers appropriate, including by cheque, warrant or money order or by a bank or other funds transfer system or (in respect of any uncertificated share) through the Uncertificated System in accordance with any authority given to the Company to do so (whether in writing, through the Uncertificated System or otherwise) by or on behalf of the member in a form or in a manner satisfactory to the Board. Any joint holder or other person jointly entitled to a share may give an effective receipt for a dividend, interest or other amount paid in respect of such share.

122.2      The Company may send a cheque, warrant or money order by post:

           (A)        in the case of a sole holder, to his registered address;

           (B) in the case of joint holders, to the registered address of the person whose name stands first in the Register of Members;

           (C) in the case of a person or persons entitled by transmission to a share, as if it were a notice given in accordance with Article 139 (Notice to Persons Entitled by Transmission); or

           (D) in any case, to a person and address that the person or persons entitled to the payment may in writing direct.


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
122.3 Every cheque, warrant or money order shall be sent at the risk of the person or persons entitled to the payment and shall be made payable to the order of the person or persons entitled or to such other person or persons as the person or persons entitled may in writing direct. The payment of the cheque, warrant or money order shall be a good discharge to the Company. If payment is made by a bank or other funds transfer or through the Uncertificated System, the Company shall not be responsible for amounts lost or delayed in the course of transfer. If payment is made by or on behalf of the Company through the Uncertificated System:

           (A) the Company shall not be responsible for any default in accounting for such payment to the member or other person entitled to such payment by a bank or other financial intermediary of which the member or other person is a customer for settlement purposes in connection with the Uncertificated System; and

           (B) the making of such payment in accordance with any relevant authority referred to in paragraph 122.1 of this Article shall be a good discharge to the Company.

122.4      The Board may:

           (A) lay down procedures for making any payments in respect of uncertificated shares through the Uncertificated System;

           (B) allow any holder of uncertificated shares to elect to receive or not to receive any such payment through the Uncertificated System; and

           (C) lay down procedures to enable any such holder to make, vary or revoke any such election.

122.5 The Board may withhold payment of a dividend (or part of a dividend) payable to a person entitled by transmission to a share until he has provided any evidence of his entitlement that the Board may reasonably require.

123        DEDUCTIONS

           The Board may deduct from any dividend or other amounts payable to any person in respect of a share all such sums as may be due from him to the Company on account of calls or otherwise in relation to any shares.

124        INTEREST

           No dividend or other money payable in respect of a share shall bear interest against the Company, unless otherwise provided by the rights attached to the share.

125        UNCLAIMED DIVIDENDS

           All unclaimed dividends or other monies payable by the Company in respect of a share may be invested or otherwise made use of by the Board for the benefit of the Company until claimed. The payment of any unclaimed dividend or other amount payable by the Company in respect of a share into a separate account shall not constitute the Company a trustee in respect of it. Any dividend unclaimed after a period of twelve (12) years from the date the dividend became due for payment shall be forfeited and shall revert to the Company.

126        UNCASHED DIVIDENDS

           If, in respect of a dividend or other amount payable in respect of a share:

           (A) a cheque, warrant or money order is returned undelivered or left uncashed; or

           (B) a transfer made by or through a bank transfer system and/or other funds transfer system(s) (including, without limitation, the Uncertificated System in relation to any uncertificated shares) fails or is not accepted, on two consecutive occasions, or one occasion and reasonable enquiries have failed to establish another address or account of the person entitled to the payment, the Company shall not be obliged to send or transfer a dividend or other amount payable in respect of such share to such person until he notifies the Company of an address or account to be used for such purpose.

127        DIVIDENDS IN KIND

           A general meeting declaring a dividend may, upon the recommendation of the Board, direct that it shall be satisfied wholly or partly by the distribution of assets (including, without limitation, paid up shares or securities of any other body corporate). Where any difficulty arises concerning such distribution, the Board may settle it as it thinks fit. In particular (without limitation), the Board may:

           (A)        issue fractional certificates or ignore fractions;

           (B) fix the value for distribution of any assets, and may determine that cash shall be paid to any member on the footing of the value so fixed in order to adjust the rights of members; and

           (C) vest any assets in trustees on trust for the persons entitled to the dividend.

128        SCRIP DIVIDENDS

128.1 The Board may, with the prior authority of an ordinary resolution and subject to such terms and conditions as the Board may determine, offer any holders of shares or any class of shares the right to elect to receive shares or any class of shares, credited as fully paid, instead of cash in respect of the whole (or some part, to be determined by the Board) of any dividend specified by the ordinary resolution, or to elect to invest such cash in paying up in full or by instalments any unpaid or partly paid shares or any class of shares held by them on such terms as may be determined by the Board, subject to the Act and to the provisions of this Article.

128.2 An ordinary resolution under paragraph 128.1 of this Article may specify a particular dividend (whether or not declared), or may specify all or any dividends declared within a specified period, but such period may not end later than the beginning of the fifth annual general meeting next following the date of the meeting at which the ordinary resolution is passed.


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
128.3 The entitlement of each holder of shares or any class of shares to new shares shall be such that the relevant value of the entitlement shall be the cash amount, disregarding any tax credit, (or as near to such cash amount as the Board considers appropriate) that such holder would have received by way of dividend. For this purpose, "RELEVANT VALUE" shall be calculated by reference to the average of the middle market quotations for the shares or any class of shares on the London Stock Exchange as derived from the London Stock Exchange Daily Official List for the day on which the shares are first quoted "EX" the relevant dividend and the four subsequent dealing days, or in such other manner as may be determined by or in accordance with the ordinary resolution. A written confirmation or report by the Auditors as to the amount of the relevant value in respect of any dividend shall be conclusive evidence of that amount.

128.4 The Board may make any provision it considers appropriate in relation to an allotment made or to be made pursuant to this Article (whether before or after the passing of the ordinary resolution referred to in paragraph 128.1 of this Article), including (without limitation):

           (A) the giving of notice to holders of the right of election offered to them;

           (B) the provision of forms of election and/or a facility and a procedure for making elections through the Uncertificated System (whether in respect of a particular dividend or dividends generally);

           (C) determination of the procedure for making and revoking elections;

           (D) the place at which, and the latest time by which, forms of election and other relevant documents must be lodged in order to be effective;

           (E) the disregarding or rounding up or down or carrying forward of fractional entitlements, in whole or in part, or the accrual of the benefit of fractional entitlements to the Company (rather than to the holders concerned); and

           (F) the exclusion from any offer of any holders of shares or any class of shares where the Board considers that the making of the offer to them would or might involve the contravention of the laws of any territory or that for any other reason the offer should not be made to them.

128.5 The dividend (or that part of the dividend in respect of which a right of election has been offered) shall not be payable on shares or any class of shares in respect of which a valid election has been made ("THE ELECTED SHARES"). Instead additional shares shall be allotted to the holders of the elected Shares on the basis of allotment determined under this Article. For such purpose, the Board may capitalise out of any amount for the time being standing to the credit of any reserve or fund of the Company (including any share premium account, capital redemption reserve and profit and loss account), whether or not available for distribution, a sum equal to the aggregate nominal amount of the additional shares to be allotted on that basis and apply it in paying up in full the appropriate number of unissued shares for allotment and distribution to the holders of the elected Shares on that basis.

128.6 The additional shares when allotted shall rank pari passu in all respects with the fully paid shares in issue on the record date for the dividend in respect of which the right of election has been offered, except that they will not rank for any dividend or other entitlement which has been declared, paid or made by reference to such record date.

128.7      The Board may:

           (A) do all acts and things which it considers necessary or expedient to give effect to any such capitalisation, and may authorise any person to enter on behalf of all the members interested into an agreement with the Company providing for such capitalisation and incidental matters and any agreement so made shall be binding on all concerned;

           (B) establish and vary a procedure for election mandates in respect of future rights of election and determine that every duly effected election in respect of any shares or any class of shares shall be binding on every successor in title to the holder of such shares; and

           (C) terminate, suspend or amend any offer of the right to elect to receive shares in lieu of any cash dividend at any time and generally implement any scheme in relation to any such offer on such terms and conditions as the Board may from time to time determine and take such other action as the Board may deem necessary or desirable from time to time in respect of any such scheme.

129        RESERVES

           The Board may set aside out of the profits of the Company and carry to reserve such sums as it thinks fit. Such sums standing to reserve may be applied, at the Board's discretion, for any purpose to which the profits of the Company may properly be applied and, pending such application, may either be employed in the business of the Company or be invested in such investments as the Board thinks fit. The Board may divide the reserve into such special funds as it thinks fit and may consolidate into one fund any special funds or any parts of any special funds into which the reserve may have been divided as it thinks fit. The Board may also carry forward any profits without placing them to reserve.

130        CAPITALISATION OF PROFITS AND RESERVES

           The Board may, with the authority of an ordinary resolution:

           (A) subject to this Article, resolve to capitalise any undistributed profits of the Company not required for paying any preferential dividend (whether or not available for distribution) or any sum standing to the credit of any reserve or fund of the Company (including any share premium account, capital redemption reserve and profit and loss account), whether or not available for distribution;

           (B) appropriate the sum resolved to be capitalised to the holders of shares or any class of shares in proportion to the nominal amounts of the shares (whether or not fully paid) held by them respectively which would entitle them to participate in a distribution of that sum if the shares were fully paid and the sum were then distributable and were distributed by way of dividend and apply such sum on their behalf either in or towards paying up the amounts, if any, unpaid on any shares held by them respectively, or in paying up in full unissued shares or debentures of the Company of a nominal amount equal to that sum, and allot the shares or debentures credited as fully paid to those holders of shares or as the Board may direct, in those proportions, or partly in one way and partly in the other, but so that the share premium account, the capital redemption reserve and any profits or reserves which are not available for distribution may, for the purposes of this Article, only be applied in paying up unissued shares to be allotted to members credited as fully paid;

           (C) resolve that any shares so allotted to any member in respect of a holding by him of any partly paid shares shall, so long as such shares remain partly paid, rank for dividend only to the extent that such partly paid shares rank for dividend;

           (D) make such provision by the issue of fractional certificates (or by ignoring fractions or by accruing the benefit of fractions to the Company rather than to the holders concerned) or by payment in cash or otherwise as the Board may determine in the case of shares or debentures becoming distributable in fractions;

           (E) vest any shares or debentures to which persons are entitled as trustees upon such trust for the benefit of the persons entitled to share in the appropriation and distribution as may seem just and expedient to the Board;

           (F) authorise any person to enter on behalf of all the members concerned into an agreement with the Company providing for either:

                      (1) the allotment to them respectively, credited as fully paid, of any further shares or debentures to which they are entitled upon such capitalisation; or

                      (2) the payment up by the Company on behalf of such members by the application thereto of their respective proportions of the reserves or profits resolved to be capitalised, of the amounts or any part of the amounts remaining unpaid on their existing shares, and so that any such agreement shall be binding on all such members; and

           (G) generally do all acts and things required to give effect to such resolution.

                                  RECORD DATES

131        BOARD TO FIX DATE

           Notwithstanding any other provision of these Articles but without prejudice to the rights attached to any shares and subject to the Act and Article 135.4 the Company or the Board may fix any date ("THE RECORD DATE") as the date at the close of business (or such other time as the Board may decide) on which persons registered as the holders of shares or other securities shall be entitled to receive any dividend, distribution, interest, allotment, issue, notice, information, document or circular. A record date may be on or at any


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           time before any date on which such item is paid, made, given or served or (in the case of any dividend, distribution, interest, allotment or issue) after any date on which such item is recommended, resolved, declared or announced.

                                    ACCOUNTS

132        ACCESS TO ACCOUNTING RECORDS

           No member (other than an officer of the Company) shall have any right of inspecting any accounting record or other document of the Company unless he is authorised to do so by statute, by order of the court, by the Board or by an ordinary resolution.

133        DISTRIBUTION OF ANNUAL ACCOUNTS

133.1 In respect of each financial year, a copy of the Company's annual accounts, Directors' report and Auditors' report on those accounts (or such documents which may be required or permitted by the Statutes to be sent in their place) shall be sent by post or delivered or given, using electronic communications to an address for the time being notified to the Company by the member, to every member, every holder of debentures, and every other person who is entitled to receive notices of general meetings, in each case not less than 21 clear days before the date of the meeting at which copies of those documents are to be laid in accordance with the Act. This Article does not require copies of such documents to be sent or delivered or given to a person who is not entitled to receive notices of general meetings and of whose address the Company is unaware or to more than one of the joint holders of shares or debentures.

133.2 Where permitted in accordance with the Statutes, the Company may send a summary financial statement to any member instead of or in addition to the documents referred to in paragraph 133.1 of this Article.

           In this Article, "ADDRESS", in relation to electronic communications, includes any number or address used for the purposes of such communications.

                                     NOTICES

134        FORMS OF NOTICES

           Any notice to be given to or by any person pursuant to these Articles (other than a notice calling a meeting of the Directors) shall be in writing or shall be given using electronic communications to an address for the time being notified for that purpose to the person giving the notice, except that a notice to a holder of any uncertificated shares or given in respect of any such shares may be given electronically through the Uncertificated System (if permitted by, and subject to, the facilities and requirements of the Uncertificated System and subject to compliance with any relevant requirements of the Listing Rules and/or the London Stock Exchange).

           In this Article "ADDRESS", in relation to electronic communications, includes any number or address used for the purposes of such communications.

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135        SERVICE ON MEMBERS

135.1 A notice or other document may be given by the Company to any member either personally or by sending it by post in a pre-paid envelope addressed to such member at his registered address or by leaving it at that address or by giving it using electronic communications to an address for the time being notified to the Company by the member, or by any other means authorised in writing by the member concerned or (in the case of a notice to a member holding uncertificated shares) by transmitting the notice through the Uncertificated System.

135.2 In the case of joint holders of a share, all notices and documents shall be given to the person whose name stands first in the Register of Members in respect of that share. Notice so given shall be sufficient notice to all the joint holders.

135.3 If a member (or, in the case of joint holders, the person first named in the Register of Members) has a registered address outside the United Kingdom but has given to the Company an address in the United Kingdom at which notices may be given to him or has an address which is registered on an overseas branch register or has an address to which notices may be sent using electronic communications, he shall be entitled to have notices or documents given to him at that address. Otherwise no such member (including any such joint holder) shall be entitled to receive any notice or other document from the Company.

135.4 Any notice or other document to be given to a member may be given by reference to the Register of Members as it stands at any time within the period of 21 days before the day that the notice is given or (where and as applicable) within any other period permitted by, or in accordance with the requirements of, (to the extent applicable) the Listing Rules and/or the London Stock Exchange, the Act and the Uncertificated Securities Regulations. No change in the Register of Members after that time shall invalidate the giving of such notice or document or require the Company to give such item to any other person.

135.5 If on three consecutive occasions notices or other documents have been sent through the post to any member at his registered address or his address for the service of notices but have been returned undelivered, such member shall not be entitled to be sent notices or other documents by the Company until he shall have communicated with the Company and supplied in writing a new registered address for the service of notices.

135.6 If on three consecutive occasions notices, notifications or other documents have been sent using electronic communications to an address for the time being notified to the Company by the member and the Company becomes aware that there has been a failure of transmission, the Company shall revert to giving notices, notifications and other documents to the member by post or by any other means authorised in writing by the member concerned. Such member shall not be entitled to receive notices, notifications or other documents from the Company using electronic communications until he shall have notified the Company in writing of a new address to which notices, notifications or other documents may be sent using electronic communications.


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136        NOTICES BY ADVERTISEMENT

136.1 If by reason of the suspension or curtailment of postal services in the United Kingdom the Company is unable effectively to convene a general meeting by notices sent through the post, any such meeting may be convened by notice advertised once in at least one national newspaper published in the country in which the Company's registered office is located. The Company shall send a copy of the notice to members by post if at least six clear days before the meeting the posting of notices to addresses throughout the United Kingdom again becomes practicable.

136.2 Any notice to be given by the Company to the members or any of them, and not otherwise provided for by these Articles, shall be sufficiently given if given by advertisement in at least one national newspaper published in the country in which the Company's registered office is located.

136.3 Any notice given by advertisement in accordance with this Article shall be deemed to have been served at noon on the day on which the advertisement first appears.

137        EVIDENCE OF GIVING NOTICE

137.1      (A)        A notice, notification or other document addressed to a
                      member at his registered address or address for giving notice in the United Kingdom shall be, if sent by post, deemed to have been given at the time 24 hours after posting if pre-paid as first class post and at the time 48 hours after posting if pre-paid as second class post. In proving that notice has been given it shall be sufficient to prove that the envelope containing the notice or document was properly addressed, pre-paid and posted.

           (B) A notice, notification or other document addressed to a member at an address to which notices may be sent using electronic communications shall be, if sent by electronic communications, deemed to have been given at the expiration of 48 hours after the time it was sent. Proof that a notice or notification contained in an electronic communication was sent in accordance with guidance issued by the Institute of Chartered Secretaries and Administrators shall be conclusive evidence that the notice was given.

137.2      A notice or document not sent by post but:

           (A) left at a registered address or address for giving notice in the United Kingdom shall be deemed to be given on the day it is left; and

           (B) given through the Uncertificated System shall be deemed to be given when the Company or any system-participant (as defined in the Uncertificated Securities Regulations) or other relevant person acting on the Company's behalf sends the relevant issuer-instruction (as defined in the Uncertificated Securities Regulations) or other relevant message in respect of such notice.

137.3 A member present either in person or by proxy, or in the case of a corporate member by a duly authorised representative, at any meeting of the Company or of the holders of any class of shares shall be deemed to have received due notice of such meeting and, where required, of the purposes for which it was called.


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138        NOTICE BINDING ON TRANSFEREES

           A person who becomes entitled to a share by transfer, transmission or otherwise shall be bound by any notice in respect of that share (other than a notice given by the Company under section 212 of the Act) which, before his name is entered in the Register of Members, has been given to the person from whom he derives his title.

139        NOTICE TO PERSONS ENTITLED BY TRANSMISSION

           A notice or other document may be given by the Company to a person entitled by transmission to a share in consequence of the death or bankruptcy of a member or otherwise by sending or delivering it in any manner authorised by these Articles for the giving of notice to a member, addressed to that person by name, or by the title of representative of the deceased or trustee of the bankrupt or by any similar or equivalent description, at the address, if any, in the United Kingdom or to the address to which notices may be sent using electronic communications supplied for that purpose by the person claiming to be so entitled. Until such an address has been supplied, a notice, notification or other document may be given in any manner in which it might have been given if the event giving rise to the transmission had not occurred. The giving of notice in accordance with this Article shall be sufficient notice to all other persons interested in the share.

           In this Article, "ADDRESS", in relation to electronic communications, includes any number or address used for the purposes of such communications.

                              DOCUMENT DESTRUCTION

140        DOCUMENT DESTRUCTION

140.1      The Company may destroy:

           (A) any share certificate or other evidence of title to shares which has been cancelled at any time after one year from the date of such cancellation;

           (B) any mandate for the payment of dividends or other amounts or any variation or cancellation of such mandate or any other instruction concerning the payment of monies or any notification of change of name or address at any time after two years from the date such mandate, variation, cancellation or notification was recorded by the Company;

           (C) any instrument or other evidence of transfer of shares or renunciation of an allotment of shares which has been registered at any time after six years from the date of registration; and

           (D) any other document on the basis of which an entry in the Register is made at any time after six years from the date an entry in the Register was first made in respect of it,

           and the Company may destroy any such document earlier than the relevant date, provided that a permanent record of the document is made (on microfilm, computer disc or otherwise) which is not destroyed before that date.


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
140.2 It shall be conclusively presumed in favour of the Company that every entry in the Register of Members purporting to have been made on the basis of a document destroyed in accordance with this Article was duly and properly made, that every instrument of transfer so destroyed was duly registered, that every share certificate so destroyed was valid and was duly cancelled and that every other document so destroyed was valid and effective in accordance with the recorded particulars in the records of the Company, provided that:

           (A) this Article shall apply only to the destruction of a document in good faith and without express notice of any claim (regardless of the parties to it) to which the document might be relevant;

           (B) nothing in this Article imposes on the Company any liability in respect of the destruction of any such document otherwise than as provided for in this Article which would not attach to the Company in the absence of this Article; and

140.3 references in this Article to the destruction of any document include references to the disposal of it in any manner.

                            ELECTRONIC COMMUNICATION

141        ELECTRONIC COMMUNICATION

141.1 Notwithstanding anything in these Articles to the contrary, but subject to the Statutes, any notice or other document to be given or sent to any person by the Company is also to be treated as given or sent where:

           (A) the Company and that person have agreed that any notice or other document required to be given or sent to that person may instead be accessed by him on a specified web site;

           (B) the meeting (in the case of a notice of meeting) or other document (in any other case) is one to which that agreement applies;

           (C) that person is notified, in a manner for the time being agreed between him and the Company, of the publication of the notice or (as the case may be) other document on a web site, the address of that web site and the place on that web site where the notice or (as the case may be) other document may be accessed and how it may be accessed;

           (D) in the case of a notice of meeting, such notice of meeting is published in accordance with Article 141.3 and the notification referred to in Article 141.1(C) states that it concerns a notice of a company meeting served in accordance with the Act, specifies the place, date and time of the meeting and states whether the meeting is to be an annual or extraordinary general meeting; and

           (E) in the case of a document referred to in section 238 of the Act, and in the case of a document comprising a summary financial statement referred to in section 251 of the Act, such document is published in accordance with
                      Article 141.3;


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
141.2 A notice of meeting or other document treated as being given or sent shall be treated as so given or sent, as the case may be, at the time of the notification mentioned in Article 141.1(C).

141.3 Where a notice of meeting or other document is required by Articles 141.1(D) and 141.1(E) to be published in accordance with this Article
           141.3 it shall be treated as so published only if:

           (A) in the case of a notice of meeting, the notice is published on the web site throughout the period beginning with the giving of the notification referred to in Article 141.1(C) and

           (B) in the case of a document referred to in Article 141.1(E), the document is published on the web site throughout the period beginning at least 21 days before the date of the relevant meeting and ending with the conclusion of the meeting and the notification referred to in Article 141.1(C) is given not less than 21 days before the date of the meeting.

141.4 Nothing in Article 141.3 shall invalidate the proceedings of the meeting where the notice or other document is published for a part, but not all, of the period mentioned in Article 141.3(A) or, as the case may be, Article 141.3(B) and the failure to publish the notice or other document throughout that period is wholly attributable to circumstances which it would not be reasonable to have expected the Company to prevent or avoid.

141.5 The Board may from time to time make such arrangements or regulations (if any) as they may from time to time in their absolute discretion think fit in relation to the giving of notices, notifications or other documents by electronic communication by or to the Company and otherwise for the purpose of implementing and/or supplementing the provision of these Articles and the Statutes in relation to electronic communication and such arrangements and regulations (as the case may be) shall have the same effect as if set out in this Article.

                                   WINDING UP

142.       DIVISION OF ASSETS

142.1 On a winding up of the Company, the Company's assets available for distribution shall be divided among the members in proportion to the nominal amounts of capital paid up or credited as paid up on the shares held by them, subject to the terms of issue of or rights attached to any shares.

142.2 On a winding up of the Company (whether voluntary, under supervision or by the Court) the liquidator may, on obtaining any sanction required by law, divide among the members in kind the whole or any part of the assets of the Company, whether or not the assets consist of property of one kind or of different kinds. For this purpose the liquidator may set the value he deems fair on a class or classes of property, and may determine on the basis of such valuation and in accordance with the then existing rights of members how the division is to be carried out between members or classes of members. The liquidator may not, however, distribute to a member without his consent an asset to which there is attached a liability or potential liability for the owner.

142.3      If any division made pursuant to paragraphs 142.1 and 142.2 of this
           Article is made otherwise than in accordance with the existing rights of the members, every member shall have the same right of dissent and other ancillary rights as if the division had been sanctioned by a special resolution passed in accordance with section 582 of the Act.


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                                    INDEMNITY

143.       RIGHT TO INDEMNITY

           Subject to and to the fullest extent permitted by the Act, but without prejudice to any indemnity to which he may be otherwise entitled:

           (A) every Director and alternate Director shall be entitled to be indemnified out of the assets of the Company against all costs and liabilities incurred by him in relation to any proceedings (whether civil or criminal) which relate to anything done or omitted or alleged to have been done or omitted by him as a Director or alternate Director save that no Director or alternate Director shall be entitled to be indemnified:

                      i) for any liability incurred by him to the Company or any associated company of the Company (as defined by the Act for these purposes);

                      ii) for any fine imposed in criminal proceedings which have become final;

                      iii) for any sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature howsoever arising;

                      iv) for any costs for which he has become liable in defending any criminal proceedings in which he is convicted and such conviction has become final;

                      v) for any costs for which he has become liable in defending any civil proceedings brought by the Company or an associated company in which a final judgement has been given against him; and

                      vi) for any costs for which he has become liable in connection with any application under sections 144(3) or (4) or 727 of the Act in which the court refuses to grant him relief and such refusal has become final.

                      (B) every Director and alternate Director shall be entitled to have funds provided to him by the Company to meet expenditure incurred or to be incurred in any proceedings (whether civil or criminal) brought by any party which relate to anything done or omitted or alleged to have been done or omitted by him as a Director or alternate Director, provided that he will be obliged to repay such amounts no later than:

                      i) in the event he is convicted in proceedings, the date when the conviction becomes final;

                      ii) in the event of judgement being given against him in proceedings, the date when the judgment becomes final; or

                      iii) in the event of the court refusing to grant him relief on any application under sections 144(3) or (4) or 727 of the Act, the date when the refusal becomes final.

144.       POWER TO INSURE

           Subject to the Act, the Board may purchase and maintain insurance at the expense of the Company for the benefit of any person who is or was at any time a Director, alternate Director, Secretary or other officer or employee of any body corporate which is a member of the Group or in which the Company has an interest whether direct or indirect or who is or was at any time a trustee of any pension fund or employee benefits trust in which any employee of any such body corporate is or has been interested indemnifying such person against any liability which may attach to him or loss or expenditure which he may incur in relation to anything done or alleged to have been done or omitted to be done as a Director, alternate Director, Secretary, officer, employee or trustee.


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